SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                            [X]
Filed by Party other than the Registrant           [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12


                                  PENTAIR, INC.
                (Name of Registrant as Specified In Its Charter)

             ------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1        Title of each class of securities to which transaction
                  applies: _____________________________________________________
         2        Aggregate number of securities to which transaction applies:
                  ______________________________________________________________
         3        Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _____________________________________________
         4        Proposed maximum aggregate value of transaction: _____________
         5        Total fee paid: ______________________________________________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1        Amount Previously Paid: ______________________________________
         2        Form, Schedule or Registration Statement No.: ________________
         3        Filing Party: ________________________________________________
         4        Date Filed: __________________________________________________

                                                                PRELIMINARY COPY

                                  PENTAIR, INC.
                            1500 County Road B2 West
                           Saint Paul, Minnesota 55113

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2002




To our Shareholders:

         The Annual Meeting of Shareholders of Pentair, Inc. (the "Company") will be held at the Lutheran Brotherhood Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, on Wednesday, May 1, 2002, at 10:00 a.m., for the following purposes:

         1. To elect four directors.

         2. To approve amendments to the Articles of Incorporation and By-Laws to fix the number of the directors at ten.

         3. To approve the Omnibus Stock Incentive Plan for Section 162(m) purposes.

         4. To approve an amendment to the Executive Officer Performance Plan.

         5. To vote on a proposal to ratify the selection of Deloitte & Touche LLP as independent auditors of the Company for 2002.

         6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 4, 2002 as the record date for determining the shareholders entitled to vote at the Annual Meeting. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote. The Company's transfer books will not be closed.


                                        By Order of the Board of Directors



                                        Louis L. Ainsworth, Secretary


Saint Paul, Minnesota
March 22, 2002



IMPORTANT: For the Annual Meeting to be legally held, there must be a quorum (50% plus 1 vote). Accordingly, you are urged to vote your proxy promptly by internet or telephone as described in the voting instructions on the proxy; or date, sign and return the proxy in the enclosed envelope. This will not prevent you from voting in person if you so desire.

                      TABLE OF CONTENTS FOR PROXY STATEMENT


                                                                            PAGE
                                                                            ----

Solicitation...................................................................1

Revocation and Voting of Proxy.................................................1

Outstanding Shares and Voting Rights...........................................1

Security Ownership of Management and Beneficial Ownership......................1

Section 16(a) Beneficial Ownership Reporting Compliance........................3

Proposals to be Acted Upon at the Annual Meeting...............................3

         Election of Directors.................................................3

         Approval of Amendments to Articles of Incorporation and By-Laws.......7

         Approval of the Omnibus Stock Incentive Plan..........................9

         Approval of an Amendment to the Executive Officer Performance Plan...11

         Approval of Auditors.................................................12

Executive Compensation........................................................13

Report of the Audit and Finance Committee of the Board of Directors...........24

Future Proposals..............................................................25

Other Business................................................................25

Charter of Responsibilities for Audit and Finance Committee...........APPENDIX 1

Text of Amendments to Articles and By-Laws............................APPENDIX 2

Omnibus Stock Incentive Plan..........................................APPENDIX 3

Executive Officer Performance Plan....................................APPENDIX 4

                                                                PRELIMINARY COPY

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 1, 2002
--------------------------------------------------------------------------------


                                  PENTAIR, INC.
                            1500 County Road B2 West
                           Saint Paul, Minnesota 55113

                                 March 22, 2002

         The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pentair, Inc. (the "Company") to be voted at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 1, 2002, or at any adjournment or adjournments of such meeting. Distribution of this proxy statement and proxy to shareholders began on or about March 22, 2002.

                                  SOLICITATION

         The cost of soliciting proxies and the notices of the meeting, including the preparation, assembly and mailing of proxies and this statement, will be borne by the Company. In addition to this mailing, proxies may be solicited personally or by telephone by regular employees of the Company. Assistance in the solicitation of proxies is also being rendered by Morrow & Co., 445 Park Avenue, New York, New York, at a cost to the Company of $7,000 plus expenses of up to $2,500. Furthermore, arrangements may be made with brokers, banks and similar organizations to send proxies and proxy materials to beneficial owners for voting instructions, for which the Company will reimburse such organizations for their expense in so doing and will pay all costs of soliciting the proxies.

                         REVOCATION AND VOTING OF PROXY

         Any shareholder giving a proxy may revoke it prior to its use at the meeting by (1) delivering a written notice expressly revoking the proxy to the Secretary at the Company's offices, (2) signing and forwarding to the Company at its offices a later dated proxy, or (3) attending the Annual Meeting and casting his or her votes personally.

         A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Pursuant to Minnesota law and the Company's Articles of Incorporation, abstentions are counted in determining the total number of the votes cast on proposals presented to shareholders, but will not be treated as votes in favor of the proposals. Broker non-votes are not counted for purposes of determining the total number of votes cast on proposals presented to shareholders.

         Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the directors and the other proposals set forth in this Notice of Annual Meeting of Shareholders. As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 4, 2002, the record date, there were 49,178,709 shares of the Company's Common Stock, par value $.16-2/3 per share (the "Common Stock") outstanding. Each share of Common Stock entitles the holder to one vote. There is no cumulative voting for directors.

            SECURITY OWNERSHIP OF MANAGEMENT AND BENEFICIAL OWNERSHIP

         The following table contains information concerning the beneficial ownership of the Company's Common Stock as of March 4, 2002 by each director, by each executive officer listed in the Summary Compensation Table, by all directors and executive officers as a group and, as of December 31, 2001, by each person known to the Company to "beneficially own" more than 5% of its Common Stock.

                                                                OBTAINABLE                                         PERCENT
                                        COMMON        SHARE       WITHIN      RESTRICTED      ESOP                    OF
NAME OF BENEFICIAL OWNER               STOCK(a)      UNITS(b)   60 DAYS(c)     STOCK(d)     STOCK(e)       TOTAL   CLASS(f)
---------------------------------------------------------------------------------------------------------------------------
Winslow H. Buxton                        244,995            0      502,000             0       5,556      752,551      1.5%

William J. Cadogan                         4,700       11,480        4,066             0           0       20,246

Richard J. Cathcart                       36,084            0       87,333        23,220       1,619      148,256

Frank J. Feraco                                0            0       17,000        15,000          64       32,064

Barbara B. Grogan                          2,400       14,963        4,066             0           0       21,429

Charles A. Haggerty                        9,200       19,933        4,066             0           0       33,199

David D. Harrison                         21,154            0       42,494        16,531         163       80,342

William H. Hernandez                         500          135            0             0           0          635

Randall J. Hogan                          74,262            0      141,827        83,862         233      300,184

Stuart Maitland                            1,000        7,433        1,516             0           0        9,949

Augusto Meozzi                               200        8,034        1,516             0           0        9,750

William T. Monahan                           500        3,887            0             0           0        4,387

Michael V. Schrock                        13,287            0       24,500        23,991         233       62,011

Karen E. Welke                             2,600       15,576        4,066             0           0       22,242
---------------------------------------------------------------------------------------------------------------------------
Directors and executive officers as      466,435       81,441      949,943       185,707      16,407    1,699,933      3.4%
a group (17 persons)
---------------------------------------------------------------------------------------------------------------------------
FMR Corp.(g)                           3,089,896                                                                       6.2%
82 Devonshire Street
Boston, MA 02109
---------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Companies, Inc. (h)   2,582,432                                                                       5.2%
1166 Avenue of the Americas
New York, NY 10036
---------------------------------------------------------------------------------------------------------------------------

(a) Unless otherwise noted, all shares are held either directly or indirectly by individuals possessing sole voting and investment power with respect to such shares. Beneficial ownership of an immaterial number of shares held by spouses and children has been disclaimed in some instances. Amounts listed do not include 841,570 shares held by the Pentair, Inc. Master Trust for various pension plans of the Company and its subsidiaries. The Trust Investment Committee of such Master Trust includes Randall J. Hogan, David
     D. Harrison and one other officer. Although these individuals could be deemed under applicable Securities and Exchange Commission rules to "beneficially own" all of the shares held by these Plans because of their shared voting and investment power with respect to those shares, they disclaim beneficial ownership of such shares.
(b) Represents share units paid under the Fourth Amended and Restated Compensation Plan for Non-Employee Directors as to which the beneficial owner has no voting or investment power.
(c)  Represents stock options exercisable within 60 days from March 4, 2002.
(d) Restricted shares issued pursuant to incentive plans as to which the beneficial owner has sole voting power but no investment power.
(e) Represents common shares owned as a participant in the Pentair Employee Stock Ownership Plan ("Pentair ESOP") and, for one officer, common shares owned as a participant in the Federal-Hoffman Employee Stock Ownership Plan ("F-H ESOP"). As of March 4, 2002, Fidelity Management Trust Company ("Fidelity"), the Trustee of the Pentair ESOP, held 2,518,445 common shares (5.0%) and Wells Fargo ("Wells Fargo"), the Trustee of the F-H ESOP, held 491,870 common shares (1.0%). Fidelity and Wells Fargo disclaim beneficial ownership of all shares. The Pentair ESOP and F-H ESOP participants have the right to direct the Trustee to vote their shares although participants have no investment power over such shares. The Trustees, except as otherwise required by law, vote the shares for which they have received no direction from participants, in the same proportion on each issue as they vote those shares for which they have received voting directions from participants.

(f)  Less than 1% unless otherwise indicated.
(g) In a Schedule 13G filed February 14, 2002, as of December 31, 2001, Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and a registered investment adviser, reported beneficial ownership of 2,896,196 shares as a result of activities as an investment adviser. The funds, FMR Corp., through its control of Fidelity, and its Chairman, Edward C. Johnson III, reported sole dispositive power of such shares, but had no voting power over such shares, which is directed by the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank, reported beneficial ownership of 193,700 shares as a result of serving as investment manager of institutional account(s). FMR Corp. and its Chairman, Edward C. Johnson III, reported sole dispositive power of all such shares and sole voting power of 186,000 of such shares. They reported no voting control of 7,700 shares owned by the institutional accounts. The members of the Edward C. Johnson III family, the predominant owners of FMR Corp., have entered into a voting agreement and consequently may be a controlling group of FMR Corp under the Investment Company Act of 1940, as amended.
(h) In a Schedule 13G filed February 15, 2002, Putnam Investments, LLC ("PI"), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., reported that two registered investment advisers wholly-owned by PI, Putnam Investment Management, LLC., which is the investment adviser to the Putnam family of mutual funds ("PIM"), and The Putnam Advisory Company, LLC. ("PAC"), which is the investment adviser to Putnam's institutional clients, have dispositive power of the shares as investment managers but each of the mutual fund's trustees have voting power over the shares held by each fund and PAC has shared voting power over the shares held by the institutional clients. PI reported shared voting power of 570,255 shares and shared dispositive power of 2,582,432 shares; PIM reported shared dispositive power of 1,598,295 shares; and PAC reported shared voting power of 570,255 shares and shared dispositive power of 984,137 shares.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms furnished to the Company and written representations from the Company's officers and directors, the Company believes that it has previously reported any delinquencies for the fiscal year ended December 31, 2001 and all other persons subject to these reporting requirements filed the required reports on a timely basis.

                PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

                                     ITEM 1

                              ELECTION OF DIRECTORS

         The Company's By-Laws provide for a Board of Directors (sometimes referred to herein as the "Board") of not fewer than three members and not more than fifteen members. The Board is divided into three classes with directors serving three-year terms but with the beginning date for each term staggered so that the term of only one class expires in any particular year. Vacancies may be filled by the Board of Directors or by election at a special meeting of shareholders. Any director elected to fill a vacancy by the remaining directors is required to stand for election at the next meeting of shareholders. If the proposal to amend the Company's Articles of Incorporation and By-Laws are approved, then the number of directors will be fixed at 10.

         At the forthcoming Annual Meeting, four persons have been nominated as candidates to be elected to the Company's Board of Directors. Barbara B. Grogan, Stuart Maitland and Augusto Meozzi, each incumbent directors, have been nominated for three-year terms, expiring at the 2005 Annual Meeting and William
H. Hernandez, who was appointed to the Board in July 2001, subject to election at the upcoming Annual Meeting, has been nominated for a two-year term, expiring at the 2004 Annual Meeting. Five other directors have terms of office that do not expire at this time and who will be continuing to serve his or her full term. Although there will be one vacancy remaining on the Board following this election, proxies cannot be voted for a greater number of directors than the number nominated. Unless you direct otherwise, proxies will be voted FOR the election of all nominees listed below. Should any nominee decline or be unable to accept such nomination or to serve as director (an event management does not now expect to occur), proxies will be voted FOR a substitute nominee or nominees in accordance with the best judgment of the person or persons acting under them.

         Information concerning the persons nominated for election as directors, as well as those continuing in office, is set forth on the following pages.

                         DIRECTORS STANDING FOR ELECTION

   (FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS)

BARBARA B. GROGAN, director since 1996, age 54
         Ms. Grogan is Chairman and President of Western Industrial Contractors, Inc., a company specializing in machinery erection and installation, which she founded in September 1982. She was Chairman of the Board of Directors of the Federal Reserve Bank of Kansas City, Denver Branch, from 1989 to 1994, and currently is a member of the Board of Directors of Deluxe Corporation, Apogee, Inc., Committee for Economic Development, New York City and Volunteers of America, Colorado.

STUART MAITLAND, director since 1999, age 56
         Mr. Maitland was Director of Manufacturing Operations for the Vehicle Operations organization at Ford Motor Company, Dearborn, Michigan from 1996 through October 1, 2001, when he retired. He joined Ford Motor Company in 1988 and held positions as Plant Manager at Ford's Kansas City Assembly Plant, Twin Cities Assembly Plant in St. Paul, Minnesota and Dearborn Assembly Plant in Dearborn, Michigan.

AUGUSTO MEOZZI, director since 1999, age 62
         Since January 1, 1998, Mr. Meozzi has been the Chief Operating Officer of the ISOLA Group, a world-wide producer of base materials. From November 1992 to January 1998, Mr. Meozzi was Corporate Executive Vice President of the ISOLA Group.

    (FOR A TWO-YEAR TERM EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS)

WILLIAM H. HERNANDEZ, nominee (appointed to the Board in 2001), age 53
         Mr. Hernandez has been the Senior Vice President, Finance of PPG Industries, Inc. since 1995. He was the Vice President and Controller from 1994 to 1995 and the Controller from 1990 to 1994.

                         DIRECTORS CONTINUING IN OFFICE

            (TERM EXPIRES AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS)

WILLIAM J. CADOGAN, director since 1996, age 53
         Since April 2001, Mr. Cadogan has been a General Partner of St. Paul Venture Capital. Mr. Cadogan was the Chairman of the Board of Directors of ADC Telecommunications, Inc., a designer and manufacturer of products and systems for broadband telecommunications networks, from February 1994 through February 2001. Mr. Cadogan was Chief Executive Officer of ADC Telecommunications from July 1991 through February 2001. He also serves as a director of Ceridian Corporation (and a member of its Compensation Committee), as well as a number of smaller, start-up companies. Mr. Cadogan serves as director of the Metropolitan Economic Development Association, the Minnesota Orchestral Association, Chairman of the Telecommunications Industry Association, and a member of the Board of Governors of the Electronics Industry Association and the Board of Overseers of the Carlson School of Management at the University of Minnesota.

CHARLES A. HAGGERTY, director since 1994, age 60
         Mr. Haggerty is currently CEO of LeConte Associates, LLC, a consulting and investment firm. Mr. Haggerty was Chief Executive Officer and Chairman of the Board of Western Digital Corporation, a maker of hard disc drives, from July 1993 until he retired as Chief Executive Officer in January 2000 and as Chairman in June 2000. Mr. Haggerty is also a director of Beckman Coulter, Inc., Vixel Inc., and Deluxe Corporation.

RANDALL J. HOGAN, director since 1999, age 46
         Since January 1, 2001, Mr. Hogan has been the Chief Executive Officer of Pentair, Inc. The Board of Directors has announced that Mr. Hogan will become Chairman of the Board effective as of May 1, 2002. From December 1999 through December 2000, Mr. Hogan was President and Chief Operating Officer of Pentair, Inc. From March 1998 to December 1999, he was Executive Vice President and President of Pentair's Electrical and Electronic Enclosures Group. From February 1995 to August 1997, he was President of the Carrier Transicold Division of United Technologies Corporation.

           (TERM EXPIRING AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS)

WILLIAM T. MONAHAN, director since 2001, age 54
         Since November 1995, Mr. Monahan has been Chairman of the Board of Directors and Chief Executive Officer of Imation Corp. Mr. Monahan is also a director of Hutchinson Technology, Inc. (and a member of its Compensation Committee).

KAREN E. WELKE, director since 1995, age 57
         Ms. Welke retired from Minnesota Mining and Manufacturing Company ("3M") effective January 2002, after completing a two-year Loaned Executive commitment to Project Hope, a non-government, non-profit organization dedicated to achieving sustainable advances in health care around the world. From February 1995 to December 1999, Ms. Welke was Group Vice President, Medical Markets Group for 3M.

DIRECTORS' ATTENDANCE
         The Board of Directors held seven meetings in 2001. All directors attended at least 75% of the aggregate of all the meetings of the Board and all of the committees on which they served, with the exception of William Cadogan, who attended 67% and William Hernandez, who attended two of the three meetings (67%) of the Board and the Audit and Finance Committee held after his appointment, but missed one Board and one Audit and Finance Committee meeting (held on the same day) because of a death in the family.

COMMITTEES OF THE BOARD
         The Audit and Finance Committee is responsible, among other things, for selecting auditors, ensuring the fiscal integrity of the Company, and establishing and reviewing internal controls. The Audit and Finance Committee held five meetings in 2001. The members of the Audit and Finance Committee are Karen E. Welke (Chair), William H. Hernandez (since July 2001), Stuart Maitland and Augusto Meozzi.

         The Compensation and Human Resource Committee is responsible for developing a broad plan of compensation for the Company that is competitive and rewarding to the degree that it will attract, hold, and inspire performance of executive, managerial, and other key personnel. The Compensation and Human Resource Committee held five meetings during 2001. The members of the Compensation and Human Resources Committee are Charles A. Haggerty (Chair), Barbara B. Grogan, Stuart Maitland and William T. Monahan.

         The Nominating, Governance, Public Policy and Share Rights Committee is responsible, among other things, for nominating candidates for vacancies on the Board. The Nominating, Governance, Public Policy and Share Rights Committee considers nominees recommended by shareholders under the procedures set forth in the Company's By-Laws. The Nominating, Governance, Public Policy and Share Rights Committee held four meetings in 2001. The members of the Nominating, Governance, Public Policy and Share Rights Committee are William J. Cadogan (Chair), Winslow H. Buxton (retiring from the Board effective as of April 30,
2002), Barbara B. Grogan, Charles A. Haggerty, and Randall J. Hogan.

DIRECTORS' COMPENSATION
         It is the Company's philosophy that a significant portion of directors' compensation should be tied to long-term growth in shareholder value. In 2001, non-employee directors were paid an annual retainer of $24,000 ($29,000 for the Chair of the Compensation and Human Resource Committee), $68,341 of deferred compensation in the form of share units under the Fourth Amended and Restated Compensation Plan for Non-Employee Directors (the "Non-Employee Director Plan"), $1,500 for attendance at each Board meeting, $1,000 ($2,000 for committee chairs) for attendance at each committee meeting, and $500 for participation in a telephone conference in lieu of a meeting. In recognition of his 25 years of service on the Board of Directors, the Board made an award in 2001 of deferred compensation of $68,341 in the form of share units under the Non-Employee Director Plan to Quentin Hietpas, who retired from the Board effective April 25, 2001. Under the Non-Employee Director Plan, non-employee directors of the

Company may elect to defer payment of all or a portion of their annual retainer and meeting fees in the form of share units. The Plan provides for a Company match of 25% on the first $750 per month deferred in the form of share units. The value of a share unit is equal to the market value of a share of Common Stock. Share units carry no voting or investment power. Participants and amounts deferred under the Plan are shown below:

                                                     $ Amount Deferred
                                     ------------------------------------------------      Share Units
Name                                      1999             2000             2001            12/31/01
----------------------------------   -------------    -------------    --------------    --------------
William J. Cadogan                      $53,000          $94,300          $108,591           11,914

Barbara B. Grogan                        84,500           95,800           114,591           14,658

Charles A. Haggerty                      91,000           95,800           122,424           19,563

William H. Hernandez*                        --               --             3,750               80

Quentin J. Hietpas+                      53,000           59,800            72,091           15,247

Stuart Maitland                          73,250           72,550            92,091            7,311

Augusto Meozzi                           58,187           87,800           106,091            7,800

William T. Monahan*                          --               --           105,716            3,670

Richard M. Schulze+                      94,000           89,800            13,250               --

Karen E. Welke                           89,500          101,300           114,591           16,704

* Became a director in 2001
+ Retired effective April 25, 2001

         The Outside Directors Nonqualified Stock Option Plan provides for the granting of options to purchase Common Stock to directors who are not employees of the Company. The Plan provides for automatic annual grants to the directors and offers alternative forms of payment of the exercise price including surrender of Common Stock. The persons to receive options, the number of options granted, and the terms of the options are determined by the Plan. No option granted under the Plan may extend for a period of more than ten years from the date of the grant and no option exercise price may be less than the current market price of Common Stock on the date of award of such option. Beginning with stock options granted in 1998, if the option holder exercises the stock option during the first five years of the option term by tendering to the Company common shares owned by that person, the Company can grant to such person, an option ("Reload Option") to purchase common shares equal to the number of shares tendered. The Reload Option may be exercised during the remaining term of the original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

                                                       Options Granted
                                          -----------------------------------------
Name                                         1999           2000            2001
----------------------------------        ----------     ----------      ----------
William J. Cadogan                          1,275          1,300           1,950

Barbara B. Grogan                           1,275          1,300           1,950

Charles A. Haggerty                         1,275          1,300           1,950

William Hernandez*                            --             --              --

Quentin J. Hietpas+                         1,275          1,300           1,950

Stuart Maitland                               --           1,300           1,950

Augusto Meozzi                                --           1,300           1,950

William T. Monahan*                           --             --              --

Richard M. Schulze+                         1,275          1,300           1,950

Karen E. Welke                              1,275          1,300           1,950

* Became a director in 2001
+ Retired effective April 25, 2001

         The exercise price and expiration dates for the above options are:
2001, $22.75 per share, expiration date January 2, 2011; 2000, $36.1875 per share, expiration date January 3, 2010; 1999, $39.625 per share, expiration date January 14, 2009.

         One-third of the options granted to each recipient become exercisable on each of the first three anniversaries of the date of grant. The options expire ten years after the date of grant. Three of the directors identified in the table above, including two now retired directors, exercised options during 1999-2001 while in office; the net value of shares (market value less exercise price) realized from these exercises was $149,313.

BUXTON RETIREMENT AND CONSULTING ARRANGEMENTS

         Winslow H. Buxton, Chairman of the Board of Directors, retired as Chief Executive Officer of the Company, effective January 1, 2001 and as an employee of the Company effective April 30, 2001. He will retire from the Board effective as of the 2002 Annual Meeting of the Shareholders. In connection with his retirement the Company has entered into certain arrangements with Mr. Buxton.

         In connection with his retirement and in exchange for a non-competition and non-solicitation agreement and a standard release of any claims against the Company, Mr. Buxton is receiving a supplemental benefit payment of $60,900 per month, payable in the form of a life annuity, which includes his accrued benefit under the Company's Supplemental Executive Retirement Plan. His awards under the Omnibus Plan, including restricted stock (26,397 shares), stock options and Incentive Compensation Units ("ICUs") were fully vested as of April 30, 2001 and the value of the ICUs ($731,216) was paid to him as of such date. Mr. Buxton and his spouse are also being provided medical and dental coverage, including reimbursement of expenses, as well as life insurance. He may also have accrued benefits through April 30, 2001, under other plans, such as the RSIP, Deferred Compensation Plans or the Pentair Pension Plan, which are being paid out in accordance with the terms of such plans.

         Through April 30, 2001, Mr. Buxton was compensated at an annual rate of $825,700 (the rate of compensation in effect on January 1, 2001, the effective date of his retirement as CEO). Beginning May 1, 2001 and ending on April 30, 2002, the Company is compensating Mr. Buxton under a consulting arrangement for services rendered as Chairman of the Board at sixty percent (60%) of his former annual salary of $825,700. On February 27, 2002, Mr. Buxton was also awarded an option to purchase 182,000 shares of the Company's Common Stock, at an exercise price of $39.0781 per share (the closing price on the date of grant), which option expires ten years after the date of grant. The option vests in three equal annual installments, commencing February 27, 2003. These payments are in lieu of any compensation, fees or other benefits to which Mr. Buxton might otherwise be entitled as a non-employee member of the Board. Mr. Buxton received a bonus for services rendered in 2001 in the aggregate amount of $196,625. The Company has also agreed to reimburse Mr. Buxton for all reasonable business expenses incurred by him in the active performance of his duties as Chairman of the Board, provide him with office space and secretarial services until December 31, 2005 and provide him with a vehicle, including covering related expenses, and pay his membership dues for certain clubs until December 31, 2010.

                                     ITEM 2

               AMENDMENTS TO ARTICLES OF INCORPORATION AND BY-LAWS
                       TO FIX THE SIZE OF THE BOARD AT TEN

         The Board of Directors of the Company has unanimously approved, and is requesting that the shareholders adopt, an amendment to the Company's Second Restated Articles of Incorporation and the Company's Third Amended and Superseding By-Laws to fix the size of the Board of Directors at 10 members.

BACKGROUND AND PURPOSE OF PROPOSAL

         Section 1 of Article II of the By-Laws currently provides that the Board of Directors will consist of not less than three nor more than fifteen directors. However, neither Section 1 of Article II of the By-Laws nor the Minnesota Business Corporation Act contains any specific procedure to fix the number of directors of the Corporation within such limits. In addition, there recently has been a general trend in corporate governance to have smaller boards. The Company's historical practice has also been to have fewer directors than 15. The number of directors was increased from nine to 11 at the 1996 Annual Meeting. Subsequently, the size of the Board of Directors has varied between nine and 12 members. Board size has fluctuated from year to year as a result of retirements, resignations and appointments to fill vacancies. The Board currently has 10 members and, assuming the four nominees for director are elected, following the Annual Meeting, with Mr. Buxton's retirement, there will be nine members of the Board of Directors, leaving one vacancy. Keeping the Board size at 10 members will maintain a Board that is flexible and responsive, while keeping the Company's cost lower by not expanding the number of members on the Board.

         Accordingly, the Board of Directors believes it is in the best interests of the shareholders to amend Section 1 of Article II of the By-Laws to fix the number of directors of the Corporation at 10. The text of the resolutions the shareholders are being asked to approve are set forth below:

         RESOLVED, the second sentence of Section 1, Article XI of the Second Restated Articles of Incorporation is hereby deleted in its entirety and replaced with the following: "The number of directors is hereby fixed at ten (10)."

         RESOLVED, the second sentence of Section 1, Article II of the Third Amended and Superseding By-Laws is hereby deleted in its entirety and replaced with the following: "The Board of Directors shall consist of ten (10) directors, who need not be shareholders of the Corporation."

         RESOLVED, the last two sentences of Section 1, Article II of the Third Amended and Superseding By-Laws are hereby deleted in their entirety.

         The current and proposed text of the sections of the Second Amended and Restated Articles of Incorporation and the Third Amended and Superseding By-Laws to be amended is set forth in Appendix 2.

EFFECT OF PROPOSAL

         The Board of Directors believes that it is desirable to reduce the potential size of the Board and fix the number of directors at 10. The Board believes this action will result in a more responsive membership and will maintain a lower cost with fewer Board members. A smaller Board of Directors also will enhance the likelihood of continuity and stability in its composition and, therefore, in the strategic plans and long-term policies adopted by the Board. Although this change could have the effect of deterring a change in management in certain circumstances, since the Board could no longer be expanded to more than ten without shareholder approval, these changes are not being proposed for that purpose or in response to any known efforts by any person to acquire or change the control of the Company.

         In addition, other provisions of the Company's Restated Articles of Incorporation and By-Laws and the Company's shareholder rights plan may have the effect of delaying or preventing a change in control of the Company. Although the Board of Directors does not currently contemplate adopting or proposing for shareholder approval any additional provisions that may have anti-takeover effects, the Board does periodically review such provisions and reserves the right to propose such further actions in the future if, in its view, circumstances should so warrant. The Board of Directors is not aware of any existing or planned effort on the part of any party to acquire control of the Company by means of a tender offer, solicitation of proxies in opposition to management or by other means.

         If Item 2 is approved by the shareholders, then the amendment to the Second Restated Articles of Incorporation would become effective upon the filing of an executed amendment with the Secretary of State of Minnesota, which would be filed promptly following the Annual Meeting, and the amendments to the By-Laws would become effective as of the Annual Meeting of Shareholders.

VOTE REQUIRED

         Because Item 2 would amend the Company's Second Restated Articles of Incorporation, this proposal requires the affirmative vote of the holders of at least 60% of the outstanding shares entitled to vote, provided that the proposal does not receive a negative vote from holders of more than 25% of the outstanding voting shares. Abstentions and broker non-votes would have the effect of votes against the proposal with respect to the 60% approval requirement, but they do not count as negative votes with respect to the 25% limitation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2 TO AMEND THE ARTICLES AND BY-LAWS TO FIX THE SIZE OF THE BOARD OF DIRECTORS AT TEN.

                                     ITEM 3

                  APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN
                           FOR SECTION 162(m) PURPOSES

         Shareholders are asked to approve the Omnibus Stock Incentive Plan, as amended and restated (the "Omnibus Plan") to ensure that performance-based awards under the plan qualify as such for purposes of Section 162(m) of the Internal Revenue Code and in order to satisfy New York Stock Exchange guidelines relating to equity compensation for officers.

         Following is a summary of the material features of the Omnibus Plan. Capitalized terms have the meanings set forth in the Omnibus Plan, a copy of which is attached as Appendix 3:

         PURPOSE. To attract and retain top quality executives and key employees, encourage innovation and growth, reward executives for attainment of short-term performance objectives and long-term shareholder value, recognize outstanding performance, encourage executive stock ownership and, in general, to align management and shareholder interests.

         ELIGIBILITY AND PARTICIPATION. Any key managerial, administrative or professional employee of the Company (or an affiliate) generally in salary grade 25 or higher who is in a position to make a material contribution to the continued profitable growth and long term success of the Company (or an affiliate).

         SHARES AUTHORIZED. The Omnibus Plan has 5,600,000 shares authorized for issuance, of which no more than 1,120,000 (20%) may be issued as grants in a form other than stock options. As of December 31, 2001, 2,446,236 shares remained available for issuance under this plan. Unused shares, such as canceled or expired options or forfeited shares of restricted stock, are eligible for future grants.

         OPTIONS. The exercise price of an option, whether incentive stock options ("ISOs") or non-qualified stock options ("NQSOs"), cannot be less than the Fair Market Value as of the date of grant. The term of the option is set by the Compensation Committee at the time of grant, but may not be longer than ten years. No one participant may receive options or SARS under the Omnibus Plan for more than 150,000 shares in the aggregate in any calendar year.

         SARS. Participants who have been awarded ISOs may also be award Stock Appreciation Rights up to the total number of shares the participant could acquire by exercise of the underlying ISOs, which must expire at the same time as the underlying ISO and for which the payment amount cannot be more than 100% of the difference between the exercise price and the Fair Market Value of the shares subject to the option on the date the SAR is exercised.

         RESTRICTED STOCK AWARDS. The Committee may make awards of restricted stock (including rights to restricted stock), which are subject to a vesting period before the participant is entitled to the shares. The Committee determines the vesting period at the time of grant, but no more than 5% of the maximum number of shares available under the Omnibus Plan may vest during a period shorter than three years. The Committee also has the discretion to impose additional conditions or restrictions on the grant. Beginning in 2001, restricted stock awards also may be made to officers of the Company and certain subsidiary presidents (who are nominated by the CEO and approved by the Committee) under the Time Accelerated Restricted Stock Award Plan (TARSAP), which has been added to the Omnibus Plan. TARSAP awards are made in addition to other awards under the Omnibus Plan determined by using an eligibility factor determined on an individual basis by the Committee. The maximum award available will be an amount equal to the executive's award eligibility under the Omnibus Plan. Restricted stock awards under the TARSAP will vest in equal portions in the fifth, sixth and seventh years following the date of grant. The award may vest earlier, if certain share price performance goals, as established by the Committee are met, but in no event will more than one-third of any award vest in any year.

         INCENTIVE COMPENSATION UNITS. The Committee may make awards of ICUs under the Omnibus Plan. In making an award, the Committee establishes the specific targets with respect to the corporate performance factors to be met over a specified Incentive Period (usually three years). The performance factors currently being used by the Committee are return on invested capital and growth in operating income. The calculation of the awards for 2001 is described on pages 21 and 22. Performance factors that also may be used under the Omnibus Plan include the growth in earnings per share, the average return on equity or the change in Book Value per share of Stock, all measured over the specified Incentive Period. The Committee has the discretion to designate additional factors. The Committee uses the audited financial statements for the fiscal year in which the Incentive Period ends to determine the value of the ICUs. The payment may be made in cash, Stock, Restricted Stock or Rights to Restricted Stock (or any combination), as determined by the Committee at the time of grant. Shares of stock used in payment of an award are valued as of the date the Incentive Period ends.

         PERFORMANCE SHARES. The Compensation Committee may make awards of Performance Shares and Performance Units. At the time of the award the Committee establishes the terms and conditions applicable to the payment of the award, including the achievement of target performance objectives. The performance objectives shall include such financial measures as return on shareholders equity, growth in earnings per share, return on sales, growth in income and growth in sales. The achievement of the designated targets is measured over the Performance Period specified at the date of the award. Awards are paid based on the degree of attainment of the performance targets. The maximum amount of compensation a Participant may be granted by reason of a performance award in any one calendar year is $100,000 (based on the Fair Market Value of the award on the date of grant). Payment of an award is made within four months following the end of the Performance Period. The payment may be made in cash, Stock, Restricted Stock or Rights to Restricted Stock (or any combination), as determined by the Committee at the time of grant. Shares of stock used in payment of an award are valued as of the date the Performance Period ends.

         STOCK OWNERSHIP GUIDELINE AWARDS. Stock ownership guidelines for top management have been established to motivate individual achievement and increase ownership of the Company's Common Stock. The Committee determined that over a period of five years, its top management should accumulate and hold Company stock equal to the following values: Chief Executive Officer -- three to five times base salary; Senior Corporate Officers -- two to three times base salary; and other corporate officers and subsidiary presidents -- one to two times base salary. In the opinion of the Committee, the achievement of ownership levels set forth will result in executive management being significant shareholders and will further encourage long-term performance and Company growth.

         The Committee considers incentive grants of restricted stock or rights to restricted stock based on the increase in ownership during the preceding year. These restricted stock grants (made under the Omnibus Plan) vest in equal increments on the third, fourth, and fifth anniversaries of the grant. The size of the grant is equal to 10% of the increase in common stock during the year if the annual ownership target is met, limited to 10% of the targeted ownership level if the targeted ownership level has already been achieved.

         PLAN AMENDMENT, SUSPENSION, MODIFICATION AND TERMINATION. The Compensation Committee has the right to amend, suspend, modify or terminate the Omnibus Plan at any time, subject to approval by the Board of Directors.

         TERMINATION OF EMPLOYMENT. In the event a participant dies, becomes disabled, retires or is otherwise terminated, for cause or otherwise (except for a "Change of Control," which is described below), the outstanding options or other awards may be subject to accelerated vesting, a shortening of the exercise period or termination, all on the terms and conditions set forth in the Omnibus Plan.

         CHANGE IN CONTROL. If a "Change in Control" (as defined in the Company's Key Executive Employment and Severance Agreement, effective August 23,
2000) occurs all Options granted to a Participant then employed by Pentair (or an Affiliate) become fully vested and immediately exerciseable, restrictions on Restricted Stock and Performance Share awards automatically lapse, rights to Restricted Stock become fully vested and outstanding ICUs and Performance Units are valued assuming all goals are met and all or a portion of such award is paid based on when such award was granted. All payments must be made within 10 days of the Change in Control.

         MODIFICATION OF AWARDS. While the Committee has authority generally to make modifications to individual awards, including accelerating vesting or removing restrictions, the Committee does not have discretion to increase the amount of compensation a Participant could earn by application of preestablished performance goals and financial measurements relevant to the award, although the Committee does have discretion to decrease such an award.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 3 TO APPROVE THE OMNIBUS STOCK INCENTIVE PLAN FOR 162(m) PURPOSES.

                                     ITEM 4

       APPROVAL OF AN AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN

         Shareholders are asked to approve an amendment to the Executive Officer Performance Plan ("EOPP") to ensure that awards under the plan continue to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code and in order to satisfy New York Stock Exchange guidelines relating to equity compensation for officers. The amendment modifies the criteria used to measure achievement of the performance goals under the plan. The criteria as amended are described in the paragraph entitled "Performance Goals" set forth below. If shareholder approval of the amendment is not received, the Compensation Committee will reconsider the amendment and reconsider the change to the Performance Goals.

         Following is a summary of the material features of the EOPP. Capitalized terms have the meanings set forth in the EOPP, a copy of which is attached as Appendix 4:

         PURPOSE. A primary objective of the Company is to be a top-performing company by consistently achieving profit performance that is higher than the performance of comparable companies. The Company has also identified growth as a key strategy for the long-term success of the business. The return on our investments, whether to support internal growth and improvements or make acquisitions, is also a key determinant of our business success and the return to our shareholders. The Company expects to compensate executive officers for their performance against key financial measurements in accordance with the terms of the EOPP.

         ELIGIBILITY AND PARTICIPATION. Key employees in executive positions are eligible for participation at the discretion of the Compensation Committee. Participants in the EOPP are not eligible to participate in the Management Incentive Plan. Currently the Chief Executive Officer is the only participant. The Compensation Committee may determine that additional executive officers should be added as participants in the future.

         AWARD AMOUNTS. Annual awards under the EOPP are determined by multiplying the participant's base salary by his or her bonus opportunity category percentage (a percentage of base salary based on position) and by the corporate performance factor. The bonus opportunity category percentage for the Chief Executive Officer is 100%. Other positions that may qualify in the future, with the following bonus opportunity category percentages, include: President and Chief Operating Officer, 80%, Executive Vice Presidents and operating officers of business segments, 58.5%, and other senior officers, 52%. In administering the EOPP and in establishing bonus awards, the Committee does not have the discretion to pay participants more than the bonus amount indicated by the pre-established goals. The Committee has the discretion and flexibility, however, based on its business judgment, to reduce such amount.

         PERFORMANCE GOALS. EOPP performance goals and factors are established by the Compensation Committee prior to or early in each fiscal year. These performance goals are used to calculate the corporate performance factor that, in conjunction with the participant's bonus opportunity category percentage, determines the amount of the bonus awarded to each participant.

         The determination of the corporate performance factor for 2001 is discussed in the "Compensation of the Chief Executive Officer" section of the Report of the Compensation Committee.

         For 2002, the Compensation Committee has amended the EOPP to increase the emphasis on the importance of total capital management. The corporate performance factor will be determined by multiplying factors for Pentair Value Added ("PVA") and Free Cash Flow. The use of these two factors reinforces the importance of balancing economically profitable growth and cash generation.

         For 2002, PVA will be calculated as a target percentage of Net Operating Profit After Taxes ("NOPAT") less a surcharge against average invested capital (which is defined as the total of net cash, debt and equity invested in a relevant business unit, segment or the Company as a whole). For 2002, Free Cash Flow is equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the annual bonus plan, the achievement of (a) Free Cash Flow equal to the target percentage of NOPAT and (b) PVA generated that equates to the target percentage total business return (which is defined as the increase in value, based on the annual performance of a relevant business unit, segment or the Company as a whole), results in a corporate performance factor of 1.00. The maximum corporate performance factor is 4.50 and the minimum corporate performance factor is 0.10; however, there is no bonus if the Company has an operating loss. If the Company's performance results in a negative PVA the maximum performance factor is capped at 2.00. Performance between the stated factors is interpolated.

         The target percentages for 2002 established by the Compensation Committee are discussed in the Report of the Compensation Committee. The Compensation Committee may further refine the calculation of PVA and Free Cash Flow in future years to measure the targets it sets in each year. Traditionally, the achievement of the established targets is measured by applying generally accepted accounting principles used by the Company in preparing its financial statements. The Plan gives the Committee discretion to use pro forma results or otherwise exclude the effects of significant transactions or changes in accounting rules to achieve consistency in measuring results, in the interests of fairness or to achieve the purposes of the Plan.

         MAXIMUM AWARD. The maximum annual award is 200% of annual base salary, but in no event more than $3.5 million.

         PAYMENT. Payment of the bonus amount is made in cash up to the amount of the participant's annual base salary, with any excess amount awarded in restricted shares under the Omnibus Plan.

         SHARES AUTHORIZED. The Omnibus Plan, under which EOPP share awards are issued, has 5,600,000 shares authorized for issuance, of which no more than 1,120,000 (20%) may be issued as grants in a form other than stock options. As of December 31, 2001, 2,446,236 shares remained available for issuance under the Omnibus Plan.

         PLAN TERMINATION. The Compensation Committee has the right to terminate the EOPP at any time, subject to approval by the Board of Directors.

         CHANGE IN CONTROL. If a "Change in Control" (as defined in the Company's Key Executive Employment and Severance Agreement, effective August 23,
2000) occurs, a participant in the EOPP as of the date of such change in control is entitled to receive (i) payment of any outstanding but unpaid award for the prior year and (ii) an award for the fiscal year in effect as of the Change in Control using the annual base salary rate as in effect immediately before the Change in Control and assuming the EOPP goals for such year have been attained. Such amounts are payable within 10 days of the Change in Control. In addition, certain other provisions or requirements applying to awards under the EOPP are modified or eliminated in the event of a Change in Control, including the authority of the Compensation Committee to reduce an award, the minimum operating income requirement, the requirement of an annual audit and the requirement that a participant remain employed through the end of the incentive period.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 4 TO APPROVE THE AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN.

                                     ITEM 5

                              APPROVAL OF AUDITORS

         Deloitte & Touche LLP, independent certified public accountants, have been the auditors for the Company since 1977. They have been retained by the Board of Directors as the Company's auditors for the current fiscal year, and shareholder approval of such retention is requested.

         Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

         Upon recommendation of the Audit and Finance Committee, and subject to ratification by the shareholders at the 2002 Annual Meeting, the Board of Directors has appointed Deloitte & Touche LLP as independent auditors to examine the consolidated financial statements of the Company for 2002.

         The enclosed proxy will be voted "For" the proposal to approve retention of Deloitte & Touche LLP unless a contrary vote or abstention is indicated. If retention of Deloitte & Touche LLP is not approved by the shareholders, the Board of Directors will make another appointment effective at the earliest practicable date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 5 TO APPROVE RETENTION OF DELOITTE & TOUCHE LLP.

                             EXECUTIVE COMPENSATION

COMPENSATION AND HUMAN RESOURCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
         During 2001, the Compensation and Human Resource Committee of the Board of Directors was comprised of Quentin J. Hietpas (Chair through 4/25/01), Charles A. Haggerty (Chair since 4/25/01), Barbara B. Grogan, Stuart Maitland and William T. Monahan (beginning 2/01). During 2001, none of the members of the Committee were officers or employees of the Company and there were no interlock relationships.

COMPENSATION AND HUMAN RESOURCE COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW
         The Compensation and Human Resource Committee of the Board of Directors (the "Committee") is responsible for supervising the development of, and making recommendations to the Board with respect to, the Company's executive compensation policies. In addition, the Committee makes annual recommendations to the Board concerning compensation to be paid to the Chief Executive Officer ("CEO") and each of the other executive officers of the Company.

         The Committee also oversees all aspects of the Company's executive compensation program, including many of the Company's employee benefit plans. The Company currently maintains a variety of compensation and benefit plans in which its executive officers may participate including the Omnibus Stock Incentive Plan (including stock awards granted under the Management Incentive Plan ("MIP") and Time Accelerated Restricted Stock Award Program ("TARSAP")), the Employee Stock Purchase and Bonus Plan, the Retirement Savings and Stock Incentive Plan, the RSIP Sidekick Plan, the Supplemental Executive Retirement Plan and the Executive Officer Performance Plan ("EOPP"). The Company also maintains a defined benefit pension plan in which substantially all U.S.-based, non-bargaining employees, including the Company's executive officers, participate.

PENTAIR'S COMPENSATION PHILOSOPHY
         The principles guiding the executive compensation program are designed to ensure a proper linkage between executive compensation and creation of shareholder value. Goals of the program are:

         (a)  to encourage innovation and growth;

         (b) to reward executives for top short-term performance and long-term shareholder value;

         (c)  to recognize outstanding performance;

         (d)  to attract and retain top-quality executives and key employees;

         (e)  to encourage executive stock ownership; and thereby

         (f)  to align management and shareholder interests.

         The Company has maintained the philosophy that compensation of the executive officers should be directly and materially linked to operating results and stock price performance. To achieve this, compensation is heavily leveraged through the annual bonuses and long-term equity incentives. The mix of base salary, bonuses and other benefits reflects the Company's goal of providing average compensation for average performance and above-average compensation for above-average performance.

         In order to make its recommendations to the Board concerning executive officer compensation, the Committee annually reviews and evaluates the Company's corporate performance and the compensation and equity ownership of its executive officers. This is done by reviewing salary practices for comparable positions at other major industrial organizations as disclosed in the Towers Perrin compensation database, as well as a review of other nationally recognized pay surveys. These major organizations include companies that the Corporation competes with for business or executive talent. Many of the companies included in the Towers Perrin compensation database and national pay surveys are also listed in the S&P 500 Index and the S&P 400 MidCap Index, the indices included in the Comparative Stock Performance Graph. The Committee typically retains an independent compensation consulting firm, such as Towers Perrin, to assist in the review of executive compensation every other year.

EXECUTIVE COMPENSATION PROGRAM
         The components of the Company's executive compensation program, which are subject to the discretion of the Committee on an individual basis, include
(a) base salaries, (b) annual cash performance-based bonuses, (c) long-term performance-based equity incentives, and (d) miscellaneous fringe benefits. All of these components are comparable to those of companies similar to the Company.

BASE SALARY
         The CEO submits a performance appraisal and recommendation to the Committee with respect to annual salaries of the executive officers. The Committee discusses and evaluates the salaries and makes its recommendation to the Board. Base salary targets for executive positions are set at the 50th percentile of competitive compensation. An individual performance and experience factor is applied to the target midpoint to determine each executive's actual base salary, within a range of +/- 20% of midpoint. For 2001, the salaries of thE named executive officers identified in the Summary Compensation Table are within the salary targets for each position.

BONUS
         Generally, bonuses are considered for payment to executives and key employees following the end of each year under the EOPP (see page 11 for discussion of the EOPP) and the MIP. MIP awards are determined by applying the following factors to base salary: a bonus opportunity category (40% for Executive and Senior Vice Presidents; 30-35% for other officers), a corporate performance factor and an individual performance factor.

         For 2001, the corporate performance factor was determined by multiplying factors for Simple Pentair Value Added ("SPVA") and Free Cash Flow ("FCF"). The use of these two factors reinforces the importance of balancing economically profitable growth and cash generation. SPVA is calculated as follows: earnings before interest and taxes less a 15% surcharge against average receivables, inventory and payables. FCF for bonus calculation is equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the MIP, the achievement of (a) FCF equal to 6.5% of sales and (b) SPVA generated that equates to a 15% total business return, results in a corporate performance factor of 1.00. The maximum corporate performance factor is 4.50 and the minimum corporate performance factor is 0.21; however, there is no MIP bonus if the Company has an operating loss. If the Company's performance results in a negative SPVA the maximum performance factor is capped at 2.00. Performance between the stated factors is interpolated. The maximum individual cash bonus is 100% of the participant's annual base salary, with the remainder being paid in shares of restricted stock. In addition to the corporate performance factor, for executives in charge of operating segments, a segment performance factor is used and weighted at 75% versus 25% for the corporate performance factor, to recognize contributions made at the segment level.

         For 2002, the Company has revised the MIP to emphasize the importance of total capital management by substituting PVA (Pentair Value Added) for the SPVA measure. PVA is calculated as follows: Net Operating Profit After Taxes ("NOPAT") less a 10% surcharge against average invested capital. The 2002 corporate performance factor will be a result of the multiplication of factors for PVA and FCF. FCF for the 2002 bonus calculation will be equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the MIP as revised, the achievement of (a) FCF of 65% of NOPAT and (b) PVA generated that equates to a 15% total business return, will result in a corporate performance factor of 1.00. The use of these two factors reinforces the importance of balancing economically profitable growth and cash generation. The maximum corporate performance factor will remain
4.50 and the minimum corporate performance factor is 0.10 and there will be no bonus if the Company has an operating loss. If the Company's performance results in a negative PVA the maximum bonus remains capped at 2.00. Performance between the stated factors is interpolated. The maximum individual cash bonus remains 100% of the participant's annual base salary, with the remainder being paid in restricted stock.

         In the first quarter of 1999, the Company recorded a special restructuring charge against continuing operations of $23.0 million ($14.6 million after-tax or $0.34 per share). In the fourth quarter of 2000, the Company recorded a special restructuring charge against continuing operations of $24.8 million ($15.9 million after tax, or $0.33 per share). For purposes of the MIP calculation, costs related to these restructuring activities are being amortized against the first 24 months of benefits, on a project-by-project basis. This is a timing difference only for MIP purposes in order to match the costs with the associated benefits. The bonus calculations for 2001 include a portion of these restructuring charges. In the fourth quarter of 2001, the Company recorded a restructuring charge of $41.1 million ($29.8 million after-tax or $0.60 per share), which will be taken into account for MIP purposes beginning in 2002.

         The individual performance factor component of the MIP bonus calculation is determined by the assignment of a numerical factor based on a supervisor's judgment on attainment of expectations relative to the employee's function. The CEO submits a performance appraisal and recommendation to the Committee for executive officers with respect to the individual performance factor. The Committee approves all MIP awards and has the right to increase or decrease awards to better accomplish the objectives of the MIP.

         Bonus awards that exceed an amount equal to base salary are paid as a performance share award under the Omnibus Stock Incentive Plan. The performance share award is paid in restricted stock, subject to any vesting condition the Committee may impose.

         The Committee has the discretion to make special awards to retain key executives or to recognize extraordinary contributions to the welfare, reputation and earnings of the Company. For 2001, the Company made five such awards to executive officers, including the CEO and three of the named executive officers, and each such bonus was made in addition to the MIP or EOPP award earned by such individual.

LONG-TERM EQUITY INCENTIVES

GRANTS
         Long-term incentive compensation is awarded in the form of restricted shares, incentive compensation units ("ICUs"), performance shares and stock options under the Omnibus Stock Incentive Plan ("Omnibus Plan"). All awards are proposed by the CEO and approved by the Committee. Long-term incentives are determined by using the average of the 50th and 60th percentile of comparable grant practices as compiled by the Towers Perrin compensation database. Annual awards are granted in the form of ICUs (10% for the CEO and 20% for executive officers) and stock options (90% for the CEO and 80% for executive officers).

         Restricted stock may be awarded to such individuals as described in the section entitled "stock ownership guidelines" below; as an award to a new executive officer; as the form of payment of performance shares; or in payment of MIP or EOPP bonuses in excess of annual base salary. Restricted stock awards also may be made to officers of the Company and certain subsidiary presidents (who are nominated by the CEO and approved by the Committee) under the TARSAP, which has been added to the Omnibus Plan. TARSAP awards are made in addition to other awards under the Omnibus Plan and are determined by using an eligibility factor set on an individual basis by the Committee. The maximum award available will be an amount equal to the executive's award eligibility under the Omnibus Plan. Restricted stock awards under the TARSAP will vest in equal portions in the fifth, sixth and seventh years following the date of grant. The award may vest earlier, if certain performance goals, such as share price targets, are met, but in no event will more than one-third of any award vest in any year.

         The Committee is authorized to grant stock options and performance share awards upon attainment of certain performance criteria that are based on the Company's long-term objectives. The Black-Scholes Model is used to determine stock option grant values.

         Stock options can be granted for terms up to 10 years. Beginning with stock options granted in 1998, if the option holder exercises the stock option during the first five years of the option term by tendering to the Company common shares owned by that person, the Committee can grant to such person, an option ("Reload Option") to purchase common shares equal to the number of shares tendered. The Reload Option may be exercised during the remaining term of the original stock option period. The Reload Option exercise price is equal to the market price per share on the date the shares are tendered.

         In addition, in 2001, the Committee determined that, in the interests of retaining key management personnel, the Committee would provide additional grants of option awards to certain executives, as determined by the Committee on an individual basis. These individuals were eligible to receive options for additional shares up to an amount equal to 50% of their grant eligibility for 2001.

         The total Omnibus Plan awards for 2001 for all executive officers as a group, including the CEO and named executive officers, amounted to 1,912,998 ICUs, 683,500 stock options, 5,584 restricted shares, which were awarded for achievement of stock ownership guidelines, and 180,000 restricted shares, which were awarded under the TARSAP. Grants for the named executive officers are shown in the Summary Compensation Table (page 19) and the Option/SAR grant table (page
20).

PAYOUTS
         Payouts on ICUs in 2001 which related to ICU grants in 1998 were based upon the Company's three year average Return On Invested Capital (ROIC) and three year average Operating Income. Payouts in 2001 for the named executive officers are shown in the LTIP Payout column on the Summary Compensation Table (page 19). For retention purposes, in 2001, the Compensation Committee increased the dollar value of each ICU paid out from $.71 to $1.00.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER
         The base salary, annual bonus and long-term equity incentives paid to Mr. Hogan in 2001 were generally determined in accordance with the guidelines described above, and his compensation is comprised of the same elements as for all executive officers. Mr. Hogan became CEO effective January 1, 2001.

         The Committee has a formal rating process for evaluating the performance of the Chief Executive Officer. The rating process includes a self-evaluation rating by the CEO, after which each Board member completes an evaluation and rating with commentary. The Chairman of the Committee provides a consolidated rating report and chairs a discussion with the Board members without the CEO present. From that discussion, the performance rating is finalized and the Committee Chairman is instructed to review the final rating results and commentary with the CEO. This then translates into a personal development plan for the following year. The first such review for Mr. Hogan was held in December 2001.

         Mr. Hogan's base salary was $625,000 in accordance with the Committee's guideline of establishing the base salary at the market compensation rate for the CEO at the 50th percentile for companies at a comparable size as projected based on the 2000 performance. This resulted in a 39% increase in Mr. Hogan's base salary over 2000, reflecting his promotion from COO to CEO.

         Mr. Hogan's bonus was determined under the EOPP. During 2001, the Chairman and the Chief Executive Officer were the only eligible officers participating in the EOPP. EOPP awards are determined based on the participant's bonus opportunity and a corporate performance factor. For 2001, the maximum individual bonus for the CEO was 200% of his annual base salary, but in no event more than $3,500,000. In administering the EOPP and in establishing bonus awards thereunder, the Committee does not have the discretion to pay participants more than the bonus amount indicated by the preestablished goals. The Committee has the discretion and flexibility, however, based on its business judgment, to reduce this amount.

         For 2001, the corporate performance factor was determined by multiplying factors for SPVA and FCF. The use of these two factors reinforces the importance of balancing economically profitable growth and cash generation. SPVA is calculated as follows: earnings before interest and taxes less a 15% surcharge against average receivables, inventory and payables. FCF is equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. Under the EOPP, the achievement for bonus calculation of (a) FCF equal to 6.5% of sales and (b) SPVA generated that equates to a 15% total business return, results in a corporate performance factor of 1.00. The maximum corporate performance factor is 4.50 and the minimum corporate performance factor is 0.21; however, there is no EOPP bonus if the Company has an operating loss. If the Company's performance results in a negative PVA the maximum performance factor is capped at 2.00. Performance between the stated factors is interpolated.

         Mr. Hogan's bonus was calculated using the formula described above. For 2001, SPVA declined by $68.2 million (including the impact of amortizing the 1999 and 2000 restructuring charges) and FCF was 8.3% of net sales, resulting in a corporate performance factor of 0.325. The Committee used his base salary of $625,000, his bonus opportunity category of 100%, and the corporate performance factor of 0.325 to obtain his bonus amount. In accordance with the terms of the EOPP, the bonus amount of $203,125 was paid in cash. The Committee exercised its discretion to make special awards to retain key executives or to recognize extraordinary contributions to the welfare, reputation and earnings of the Company and awarded a bonus of $200,000 to Mr. Hogan, in addition to the EOPP bonus. Mr. Hogan's Omnibus Plan grants were computed based on the average of the 50th and 60th percentile of the Towers Perrin compensation database for comparable grant practices. He was granted 284,400 ICUs and 174,000 stock options in 2001.

         For 2002, the Company has revised the EOPP in the same manner as the MIP described above to further emphasize the importance of capital management by substituting PVA for the SPVA measure. PVA and FCF will be measured in the same manner as described for the MIP.

STOCK OWNERSHIP GUIDELINES
         Stock ownership guidelines for top management have been established to motivate individual achievement and increase ownership of Pentair Common Stock. The Committee determined that over a period of five years, its top management should accumulate and hold Company stock equal to the following values: Chief Executive Officer -- three to five times base salary; Senior Corporate Officers -- two to three times base salary; and other corporate officers and subsidiary presidents -- one to two times base salary. In the opinion of the Committee, the achievement of ownership levels set forth will result in executive management being significant shareholders and will further encourage long-term performance and Company growth.

         The Committee will consider making incentive grants of restricted stock based on the increase in ownership during the preceding year. These restricted stock grants (made under the Omnibus Plan) vest in equal increments on the third, fourth, and fifth anniversaries of the grant. The size of the grant is equal to 10% of the increase in common stock during the year if the annual ownership target is met, limited to 10% of the targeted ownership level if the targeted ownership level has been achieved. In 2001, restricted stock awards of 6,893 were granted under these guidelines to all key employees.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)
         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the corporation's Chief Executive Officer and the four other most highly compensated officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company's policy is to maximize the deductibility of executive compensation so long as the deductibility is compatible with the more important objectives of retaining executives and maintaining competitive and motivational performance-based compensation. The shareholders are being asked to approve the Omnibus Stock Incentive Plan and an amendment to the EOPP this year, all to comply with
Section 162(m) requirements. Under current interpretations of Section 162(m), EOPP bonus awards and most Omnibus Plan awards of stock options, SARs, ICUs, performance shares and performance units should not be subject to the $1,000,000 deduction limit assuming receipt of shareholder approval and compliance with all other aspects of Section 162(m); however, some awards may not meet the requirements to be exempt from 162(m).

              Charles A. Haggerty (Chair)     Barbara B. Grogan

                    Stuart Maitland     William T. Monahan

  Compensation and Human Resource Committee of Pentair, Inc. Board of Directors

                       COMPARATIVE STOCK PERFORMANCE GRAPH

         The following graph sets forth the cumulative total shareholder return on the Company's Common Stock for the last five fiscal years, assuming the investment of $100 on December 31, 1996 and the reinvestment of all dividends since that date to December 31, 2001. The graph also contains for comparison purposes the S&P 500 Index and the S&P MidCap 400 Index.

         By virtue of its market capitalization, Pentair is a component of the S&P MidCap 400 Index. On the basis of the Company's size and diversification of businesses, a readily identifiable peer group has not been found. It is our opinion the S&P MidCap 400 Index is an appropriate comparison. The Company has evaluated other published indices, but has determined that the results are skewed by one or two large companies included in the indices. We believe such a comparison would not be meaningful.

                    COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
                          FISCAL YEAR ENDED DECEMBER 31


                               [PLOT POINTS CHART]

                       12/31/1996  12/31/1997  12/31/1998  12/31/1999  12/31/2000  12/31/2001
                       ----------  ----------  ----------  ----------  ----------  ----------
Pentair, Inc.             100        113.23      127.41      125.13       80.21      123.81
S&P 500 Index             100        133.36      171.48      207.56      188.66      166.24
S&P Midcap 400 Index      100        132.25      157.52      180.71      212.35      196.42


SUMMARY COMPENSATION TABLE
         The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers of the Company whose salary and bonus earned in 2001 exceeded $100,000.

                                            Annual Compensation              Long-Term Compensation
                                      ------------------------------   ----------------------------------
                                                                                Awards            Payouts
                                                                       ------------------------   -------
                                                             Other     Restricted    Securities              All Other
                                                            Annual       Stock       Underlying    LTIP       Compen-
Name and                               Salary   Bonus(a)    Compen-    Awards(c)      Options/    Payouts     sation
Principal Position            Year       ($)      ($)      sation(b)      ($)           SARs        ($)       ($)(d)
------------------            ----     ------   --------   ---------   ---------     ----------   -------    ---------
Randall J. Hogan              2001    625,000    403,125      --       1,766,772      174,000     164,962       8,856
CHIEF EXECUTIVE OFFICER       2000    450,000    400,000      --       1,012,356       53,000      22,155      11,561
                              1999    312,500    312,500      --          21,313       25,000       2,177      10,481

David D. Harrison(e)          2001    365,000    172,501   100,376(f)    476,637       45,000      12,621      11,129
EXECUTIVE VICE PRESIDENT,     2000    308,902    120,472   432,429(g)     --           60,000      --           1,594
CHIEF FINANCIAL OFFICER       1999     --         --          --          --           --          --          --

Frank J. Feraco(h)            2001    350,000    175,000   268,863(i)    513,047       --          --           1,311
PRESIDENT AND CHIEF           2000     11,891     25,000      --          --           63,000      --          --
OPERATING OFFICER, TOOLS      1999     --         --          --          --           --          --          --
SEGMENT

Richard J. Cathcart           2001    365,000     75,920    46,397(j)    574,936       48,000     115,900      12,107
PRESIDENT AND CHIEF           2000    350,000    350,000      --          94,117       32,000     201,282      13,803
OPERATING OFFICER, WATER      1999    310,000    296,608      --          24,211       25,000     150,013      11,038
TECHNOLOGIES SEGMENT

Michael V. Schrock            2001    273,854     71,275      --         188,486       38,500      59,108      14,332
PRESIDENT AND CHIEF           2000    242,500    242,494      --         466,523        9,000       2,986      15,331
OPERATING OFFICER,            1999    210,000    167,684      --          23,775        7,500       1,664       2,127
ENCLOSURES SEGMENT

(a) Represents bonuses accrued by the Company for the year even if paid after December 31.
(b) Other annual compensation includes perquisites and other personal benefits, securities or property. Disclosure is required only if the amount exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officer. Information has been included only for those named executive officers who have met the reporting threshold.
(c) The restricted stock awards reflected in the table were made pursuant to the Company's executive compensation programs. Restricted stock awards are subject to vesting as determined by the Committee. Generally, restricted stock awards are subject to vesting, in three equal installments on the third, fourth and fifth anniversaries of the grant, based solely on the continued employment of the recipient by the Company. The value of restricted stock awards reflected in the table is based on the closing market price of the Common Stock on the date of grant. As of December 31, 2001, the following restricted stock awards (not yet earned) were held by each of the named executives (based on 12/31/01 closing price of $36.5156): Hogan 87,575 shares or $3,197,854;
         Harrison 15,794 shares or $576,727; Feraco, 15,000 shares or $547,734;
         Cathcart 23,805 shares or $869,254; Schrock, 23,945 shares or $874,366.
(d) Includes Company contributions to the Retirement Savings and Stock Incentive Plan, RSIP Sidekick Plan and the Employee Stock Purchase and Bonus Plan and life insurance premiums paid by the Company on behalf of the named executive officer.
(e)      Mr. Harrison joined the Company in February 2000.

(f) Includes relocation expenses of approximately $32,991 and the balance of this amount reflects the value of benefits provided under a flexible perquisite program available to certain executives for the reimbursement of certain business-related expenses, including automobile expenses, membership fees, professional fees (including tax preparation costs) and out-of-pocket medical expenses. The program includes an annual benefit of up to $20,000, plus a one-time benefit of up to $50,000 for certain membership fees.
(g) Approximately $416,000 of this amount represents reimbursement of relocation expenses.
(h) Mr. Feraco joined the Company on December 23, 2000; the bonus paid in 2000 represents a hiring incentive bonus.
(i) Approximately $252,319 of this amount represents reimbursement of relocation expenses.
(j) This amount reflects the value of benefits provided under a flexible perquisite program available to certain executives for the reimbursement of certain business-related expenses, including automobile expenses, membership fees, professional fees (including tax preparation costs) and out-of-pocket medical expenses. The program includes an annual benefit of up to $20,000, plus a one-time benefit of up to $50,000 for certain membership fees.

OPTIONS AND STOCK APPRECIATION RIGHTS
         The following tables summarize option and SAR grants and exercises during 2001 to or by the Chief Executive Officer and the executive officers named in the Summary Compensation Table above, and the values of the options and SARs held by such persons at the end of 2001. Option grants shown in the table below include both incentive stock options and non-qualified stock options. No SARs have been granted since 1983 and no SARs were exercised during 2001 or remain outstanding at the end of 2001.

                          Option and SAR Grants in 2001

                              Number       % of Total                            Potential Realizable
                              of           Options/                              Value at Assumed
                              Securities   SARs                                  Annual Rates of Stock
                              Underlying   Granted to                            Price Appreciation for
                              Options/     Employees     Exercise    Expira-     Option Term
                              SARs         in Fiscal     or Base     tion        ----------------------
Name                          Granted(a)   2001          Price       Date           5%            10%
-------------------------     ----------   --------      -------     -------      ------        ------
Randall J. Hogan              174,000      21.4%         $22.75      1/02/11    $2,489,479    $6,308,830

David D. Harrison              45,000       5.5%         $22.75      1/02/11    $  643,831    $1,631,594

Frank J. Feraco                    --       --             --             --    $       --    $       --

Richard J. Cathcart            48,000       5.9%         $22.75      1/02/11    $  686,753    $1,740,367

Michael V. Schrock             13,500       1.6%         $22.75      1/02/11    $  193,149    $  489,478
                               25,000       3.1%         $33.125    10/22/11    $  520,803    $1,319,818
                               ------       ---                                 ----------    ----------
                               38,500       4.7%                                $  713,952    $1,809,296

(a) Generally one-third of each grant becomes exercisable on each of the first three anniversaries of the date of grant. The exercise price for the options granted was the closing market price of the Common Stock as of the date of grant.

       Aggregate Option and SAR Exercises in 2001 and Value at End of 2001

                                                                Number of
                                                                Securities            Value of
                                                                Underlying            Unexercised
                                                                Unexercised           In-the-Money
                                                                Options/SARs at       Options/SARs at
                                                                End of 2001           End of 2001
                            Shares Acquired      Value          Exercisable (E)       Exercisable (E)
Name                        on Exercise          Realized       Unexercisable (U)     Unexercisable (U)
--------------------        ---------------      ---------      -----------------     -----------------
Randall J. Hogan                     --                --          E   59,332           E $    5,796
                                                                   U 217,668U          PE $2,406,807

David D. Harrison                    --                --          E   13,000           E $        0
                                                                   U   92,000           U $  619,452

Frank J. Feraco                      --                --          E   21,000           E $  325,828
                                                                   U   42,000           U $  651,655

Richard J. Cathcart              21,924          $100,028          E   52,332           E $   41,390
                                                                   U   77,668           U $  667,748

Michael V. Schrock                   --                --          E   14,500           E $      984
                                                                   U   47,000           U $  272,569

LONG-TERM INCENTIVE PLAN AWARDS
         The following table reflects incentive compensation unit (ICU) awards made under the Omnibus Plan during 2001 to the Chief Executive Officer and the executive officers named in the Summary Compensation Table above.

                     Long-Term Incentive Plan Awards in 2001

                                                                                Estimated Future Payouts
                         Number of          Performance or                       Under Non-Stock Price
                         Shares, Units      Other Period                              Based Plans
                         or Other           Until Matura-                      --------------------------
Name                     Rights             tion or Payout      Threshold       Target           Maximum
----                     -------------      --------------      ---------       ------           -------
Randall J. Hogan         284,400 units         3 years            $  0         $492,012        $1,353,744

David D. Harrison        163,600 units         3 years            $  0         $283,028        $  778,736

Frank J. Feraco          176,600 units         3 years            $  0         $305,518        $  840,616

Richard J. Cathcart      176,600 units         3 years            $  0         $305,518        $  840,616

Michael V. Schrock        81,898 units         3 years            $  0         $141,684        $  389,834

         The ultimate payout value of each ICU is determined based on the Company's operating income (OI) growth and return on invested capital (ROIC) averaged over the three-year period. The target payout shown in the table is based on annual OI growth of 10% and annual ROIC of 20% which results in a value per ICU of $1.73. If over the three-year period there is no OI growth or ROIC is less than 15%, the value per ICU will be $0. The maximum value per ICU is $4.76. The following matrix shows the ICU values based on the OI growth and ROIC.

                                             OPERATING INCOME (OI) GROWTH
RETURN ON INVESTED       ------------------------------------------------------------------------
CAPITAL (ROIC)             0%        2%         6%         10%        12%         20%        30%
------------------       ------------------------------------------------------------------------
15%                       0.13      0.14       0.18       0.22       0.24        0.33       0.46
16%                       0.44      0.47       0.53       0.60       0.64        0.79       1.00
18%                       0.96      1.01       1.12       1.23       1.29        1.54       1.89
19%                       1.17      1.23       1.36       1.49       1.56        1.86       2.27
20%                       1.37      1.44       1.58       1.73       1.81        2.15       2.61
30%                       2.61      2.73       2.98       3.24       3.38        3.96       4.76

RETIREMENT BENEFIT PLANS
         The Company maintains a tax-qualified defined benefit pension plan covering substantially all nonbargaining U.S. employees and an excess benefit plan covering highly-paid employees. Benefits under each plan are based on a participant's high five year average eligible earnings which generally include salary and bonus.

         The Company maintains an unfunded, nonqualified Supplemental Executive Retirement Plan (SERP) for corporate officers and subsidiary presidents. The annual retirement benefit payable under the SERP at age 65 is equal to 50% of the participant's high three year average eligible earnings reduced by 100% of the annual primary Social Security benefit and further reduced by age 65 benefits payable under qualified pension plans sponsored by the Company and previous employers of the participant.

         Effective January 1, 1999 the Company amended the SERP to provide an annual retirement benefit which, expressed as a lump sum, is equal to the product of 15 percentage points for each year of service times the high five year average eligible earnings with no reductions for Social Security or qualified pension benefits. SERP benefits are payable as early as the attainment of age 55 and completion of five years of service in the new plan and are converted into and received in the form of a term certain or joint and survivor annuity.

         The following estimated aggregate amounts are payable from the qualified pension (as a life annuity), excess plan and SERP (as a fifteen year term annuity) upon retirement to the named executive officers, assuming retirement at age 65 and each final salary is the same as that at January 1, 2002: Hogan $397,361; Harrison $270,855; Feraco $120,345; Cathcart $369,038;
Schrock $226,859.

EQUITY COMPENSATION PLAN INFORMATION

---------------------------------------- -------------------------- --------------------------- -------------------------
                                          NUMBER OF SECURITIES TO    WEIGHTED AVERAGE EXERCISE    NUMBER OF SECURITIES
                                          BE ISSUED UPON EXERCISE      PRICE OF OUTSTANDING      REMAINING AVAILABLE FOR
                                          OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND      FUTURE ISSUANCE UNDER
                                            WARRANTS AND RIGHTS               RIGHTS               EQUITY COMPENSATION
                                                                                                     PLANS (EXCLUDING
                                                                                                   SECURITIES REFLECTED
                                                                                                        IN COLUMN
                                                                                                            (a))
             PLAN CATEGORY                          (a)                         (b)                         (c)
---------------------------------------- -------------------------- --------------------------- -------------------------
Equity compensation plans approved by
security holders (1)                                     2,262,488                    $31.65               2,819,434 (3)
---------------------------------------- -------------------------- --------------------------- -------------------------
Equity compensation plans not approved
by security holders (2)                                    182,000                    $39.0871                         0
---------------------------------------- -------------------------- --------------------------- -------------------------
Total                                                    2,444,488                    $32.20                   2,819,434
---------------------------------------- -------------------------- --------------------------- -------------------------

(1) Includes all outstanding options and awards under the Omnibus Stock Incentive Plan (including EOPP, MIP and TARSAP awards) and the Outside Directors Nonqualified Stock Option Plan (the "Directors Plan") as of December 31, 2001. The Omnibus Plan and Directors Plan are also disclosed in Footnote 13 of the Company's financial statements included in the Company's Annual Report on Form 10-K for 2001, as filed with the Securities and Exchange Commission.

(2) Includes the option awarded to Winslow Buxton in connection with his retirement, the terms of which are more particularly described on page 7.

(3) In addition to options, warrants and rights, the Omnibus Plan also encompasses awards of restricted shares and performance shares, as well as stock appreciation rights and incentive compensation units, all as described beginning on page 9.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

         The Company has entered into an Employment Agreement with Richard J. Cathcart, the President and Chief Operating Officer of the Water Technologies segment. The Employment Agreement provides that in the event Mr. Cathcart's employment is terminated at any time prior to his normal retirement date (as determined under the primary defined benefit pension plan applicable to Mr. Cathcart), unless terminated "For Cause" as defined in the agreement, then Mr. Cathcart is entitled to receive certain severance benefits. Prior to reaching age 62, he is entitled to a payment of three times his annual cash compensation, at age 62 he is entitled to an amount equal to his annual cash compensation and from age 63 on there is no cash payment amount. The amount of this payment is subject to reduction if the average performance of the Water Technologies segment (or any other segment for which Mr. Cathcart has responsibility during the applicable period) for the three fiscal years preceding termination does not meet the specified criteria. Mr. Cathcart is also entitled to receive outplacement services, medical benefits, full vesting in the accrued benefit under the Supplemental Executive Retirement Plan plus any additional benefits he would have received if employment had continued until age 62. In addition, the agreement provides for the vesting of restricted stock awards and stock options, as well as a formula for calculating payment of outstanding performance-based awards. The agreement also contains a covenant against competition from Mr. Cathcart.

         Approximately 20 key corporate executives and business unit leaders (including the executive officers) have entered into agreements with the Company that provide for contingent benefits in the event of a change in control of the Company (except in certain very limited circumstances). Such benefits include:

         a. bonus awards for the year in question to be made under the Management Incentive Plan;

         b. immediate vesting of all unvested stock options, termination of all restrictions on shares issued under the Omnibus Plan, and payment for ICU's and performance units without regard to the plans' forfeiture provisions;

         c. reimbursement of any excise taxes triggered by payments to the executive;

         d.       the cost of an executive search agency;

         e.       directors and officers liability insurance coverage;

         f. short-term replacement coverage for Company-provided group medical, dental, and life insurance policies;

         g. amount of non-vested benefits under any of the Company's tax-qualified deferred compensation plans;

         h. the accelerated accrual and vesting of benefits under the Supplemental Executive Retirement Plan (for those executives who have been made participants of such plan);

         i. severance pay equal to 300% (for the CEO), 250% (for the Company's other executive officers and business unit presidents) or 200% (for all other applicable executives) of annual compensation;

         j. guaranteed salary, benefit and bonus levels for continuing employees for up to a three-year period; and

         k. reimbursement of the executive's legal expenses in the event of a dispute with the Company arising out of the agreement.

         In addition, the Omnibus Plan permits the Compensation and Human Resource Committee, upon a change in control of the Company, to cancel all outstanding options granted under the plan, whether or not exercisable, and authorize payment of the "spread" between the exercise price of the options and the then current market value of the underlying stock. The agreement requires the executive to devote his or her best efforts to the Company or its successor during the three-year period, to maintain the confidentiality of Company information during and following employment and to refrain from competitive activities for a period of one year following termination of employment with the Company or its successor.

       REPORT OF THE AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

         The Audit and Finance Committee of the Board of Directors is responsible for selecting auditors, ensuring the fiscal integrity of the Company and establishing and reviewing internal controls. The Audit and Finance Committee adopted a Charter of its responsibilities on February 23, 2001, which is attached as Appendix 1 to this Proxy Statement. The Audit and Finance Committee is comprised of the following directors:

              Name of Director           Term Expires       Director Since
              ----------------           ------------       --------------

              Karen E. Welke, Chair         2004                 1995

              William H. Hernandez          2004*                2001

              Stuart Maitland               2005*                1999

              Augusto Meozzi                2005*                1999

                   *subject to election at the Annual Meeting

         In accordance with the recently adopted SEC and NYSE standards for independence of audit committee members, the Board of Directors considers all of the members of the Audit and Finance Committee to be independent. None of the members of the Audit and Finance Committee were officers or employees of the Company during or prior to 2001, or had a relationship with the Company that would, in the opinion of the Board of Directors, interfere with the exercise of his or her independence from management and the Company. All of the members of the Audit and Finance Committee have substantial experience in financial matters and business operations.

         The Audit and Finance Committee has (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the Company's independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61; (iii) received from the auditors disclosures regarding the auditors' independence in accordance with Independence Standards Board Standard No. 1 and discussed with the auditors the auditors' independence; and (iv) considered whether the level of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining the independence of its auditors.

AUDITOR INDEPENDENCE

         During fiscal year 2001, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their affiliates, provided various audit, audit-related and non-audit services to the Company as follows (in thousands):

         a)  Audit Fees: Aggregate fees billed for
             professional services rendered for the audit of
             the Company's 2001 annual financial statements
             and review of financial statements in the
             Company's Form 10-Q Reports                                $    798

         b)  Financial Information Systems Design and
             Implementation Fees                                               0

         c) All Other Fees: All other fees for 2001, principally consisting of fees for tax consulting, internal audit outsourcing and other services were as follows:

             *   Audit-related services, including internal
                 audit, acquisitions and divestitures, SEC
                 registration statements, benefit plan
                 audits, and other accounting and auditing
                 services                                     $ 2,145

             *   Tax services, including tax consulting and
                 tax return preparation                           475

             *   Other consulting services, consisting
                 primarily of actuarial and human resources
                 consulting                                     1,185
                                                              -------

             Total other fees                                              3,805
                                                                        --------

                 Total Deloitte & Touche fees                           $  4,603
                                                                        ========

         Based on the review and discussions described above, the Audit and Finance Committee recommended to the Board of Directors that the Company's audited financial statements for the year ended December 31, 2001 be included in the Company's 2001 Annual Report on Form 10-K for filing with the SEC. In addition, the Audit and Finance Committee, through its Chair, reviewed the Company's 2001 quarterly results prior to public release.

               Karen E. Welke (Chair)     William H. Hernandez

                  Stuart Maitland            Augusto Meozzi

       Audit and Finance Committee of the Pentair, Inc. Board of Directors

                                FUTURE PROPOSALS

         The deadline for submitting a shareholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 1, 2003. Unless a shareholder who wishes to bring a matter before the shareholders at the Company's 2003 Annual Meeting notifies the Company of such matter prior to March 17, 2003, the persons named in the proxy for the 2003 Annual Meeting will have discretionary authority to vote for or against or to abstain from voting on such proposal in accordance with their best judgment, if the proposal is actually presented at the meeting. Such proposals also must comply with the requirements of the Securities and Exchange Commission and the Company's By-Laws. Any shareholder proposal should be sent to the Company at its principal executive offices: 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary.

         With respect to nomination of directors, sections 9 through 12 of
Article II of the By-Laws provide that a candidate may not be nominated for election as a director at the Annual Meeting of Shareholders unless the nomination was previously submitted to the Board of Directors or the Nominating, Governance, Public Policy and Share Rights Committee. A shareholder wishing to nominate a candidate for director at an Annual Meeting of Shareholders must do so no later than the sixtieth day after the end of the fiscal year preceding the year in which such Annual Meeting will be held. Nominations are deemed made when the Secretary of the Company receives all of the following: (1) all information about the nominee that may be required to be provided in any proxy statement pursuant to the Securities Exchange Act of 1934 and regulations promulgated thereunder; (2) an executed directors' questionnaire provided by the Company and completed by the nominee; (3) the nominee's statement consenting to his or her nomination and agreeing to serve, if elected; and (4) evidence that the person making the nomination is a shareholder. After reviewing the submission, the Board or the appointed Nominating, Governance, Public Policy and Share Rights Committee may, but need not, designate one or more of the nominees to appear as an alternate candidate on any proxy solicited by management or any proxy statement furnished by management. The number of such alternate candidates may not exceed the number of directors to be elected at that Annual Meeting. Exclusion of any eligible candidate from a proxy solicited by management does not affect the right of shareholders to nominate, vote for, or elect such candidate at any shareholders meeting held within twelve months after submission of the nomination material described above.

                                 OTHER BUSINESS

         Management does not know of any other business that will be presented for consideration at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, proxies will be voted in accordance with the best judgment of the person or persons acting under them.

2001 ANNUAL REPORT ON FORM 10-K

         Any security holder wishing to receive, without charge, a copy of the Company's 2001 Annual Report on Form 10-K (without exhibits) filed with the Securities and Exchange Commission should write to Pentair, Inc., 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary.

REDUCE DUPLICATE MAILINGS

         To reduce duplicate mailings, we are now sending only one copy of any proxy statement, information statement or annual report to multiple shareholders sharing an address unless we receive contrary instructions from one or more of the shareholders.

         If you wish to receive separate copies of each proxy statement, information statement and annual report please notify us by writing or calling Pentair, Inc., 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention:
Secretary, Telephone: (651) 636-7920 or (800) 328-9626.

         If you are receiving duplicate mailings, you may authorize us to discontinue mailings of multiple proxy and information statements, annual reports and prospectuses. To discontinue duplicate mailings, notify us by writing or calling Pentair, Inc., 1500 County Road B2 West, Saint Paul, Minnesota 55113, Attention: Secretary, Telephone: (651) 636-7920 or (800) 328-9626.

                                                                      APPENDIX 1


                           CHARTER OF RESPONSIBILITIES
                                       FOR
                           AUDIT AND FINANCE COMMITTEE
                                       Of
                                  Pentair, Inc.
                               Board of Directors


The Audit and Finance Committee (the "Committee") has been appointed by the Board of Directors to assist the Board in supervising the financial and legal compliance of the Company. The principal responsibility of the Committee is to monitor the integrity of the financial statements of the Company and the independence and performance of the Company's internal and external auditors. The Committee also will work in cooperation with the Company's legal counsel to monitor compliance with applicable legal requirements when the risk of non-compliance might have an adverse impact on the Company's financial condition or results of operations.

The Committee shall consist of at least three directors, all of whom shall be independent and financially literate, and at least one of whom shall possess financial or accounting expertise, as determined by the Board of Directors. A director shall be considered independent if he or she meets the requirements established by the New York Stock Exchange for audit committee independence and will submit an annual statement to the Board confirming compliance with these independence requirements. The members of the Committee will be appointed by the Board on the recommendation of the Nominating and Governance Committee.

The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

A. With regard to the Company's financial statements and accounting practices and policies, the Committee shall:

         * Meet with management to review the annual audited financial statements and discuss major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         * Review significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         * Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

         * Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         * Review major changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

B. With regard to the independent certified public accountants (external auditors) responsible for rendering opinions reflecting proper compliance with generally accepted accounting principles and various financial accounting standards, the Committee shall:

         * Review and recommend to the Board the appointment or retention of an independent auditor, which firm is ultimately accountable to the Committee and the Board.

         * Review and approve the independent auditor's audit plan including scope, staffing, timing of work and audit fees.


                                 Appendix 1 - 1

         * Ensure that the external auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and the Company; actively engage in a dialogue with the external auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the external auditors; and recommend that the Board of Directors take appropriate action in response to the external auditors' report to satisfy itself of their independence.

         * Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

         * Review independent auditor's letter reports regarding the Company's internal controls and other observations and recommendations and management's responses.

C. With regard to the Company's internal audit practices, the Committee shall:

         * Perform a general oversight function assuring adequate competent staff and sufficient internal control policies to ensure the integrity of the Company's financial reporting process.

         *        Review the performance of the internal audit department.

         * As appropriate, review significant reports to management prepared by the internal audit department and management's responses.

D.       The Committee shall also:

         * Review and approve the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement regarding the activities of the Committee.

         * Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or government agencies.

         * Meet at least annually with the Company's financial management, the senior internal audit staff and the independent auditor in separate executive sessions, as needed.

         * The Committee shall review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for its review and approval and submit required certifications to the appropriate exchanges.

While the Committee has the responsibilities and power set forth in this Charter delegated to it by the Board, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee, separate from the Board, to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.


                                 Appendix 1 - 2

                                                                      APPENDIX 2

                    TEXT OF AMENDMENTS TO ARTICLES AND BY-LAWS

PROPOSED AMENDMENT TO SECOND RESTATED ARTICLES OF INCORPORATION

Current version of Section 1, Article XI:

         The business of this Corporation shall be managed by a Board of Directors who shall be elected at the annual meeting of the shareholders. The number of directors shall be fixed from time to time by the By-Laws but the number thereof shall never be less than three. The directors are hereby divided into three classes, each class to consist as nearly as may be of one-third of the number of directors then constituting the whole Board. The term of office of those of the first class shall expire at the annual meeting in 1977. The term of office of the second class shall expire in 1978. The term of office of the third class shall expire in 1979. At each annual election commencing in 1977, the directors elected shall be chosen for a full term of three years to succeed those whose terms then expire. Vacancies on the Board of Directors may be filled by the remaining directors and each person so elected shall be a director until his successor is elected at an annual meeting of shareholders or at a special meeting duly called therefor.

SECTION 1, ARTICLE XI, AS AMENDED:

         The business of this Corporation shall be managed by a Board of Directors who shall be elected at the annual meeting of the shareholders. The number of directors is hereby fixed at ten (10). The directors are hereby divided into three classes, each class to consist as nearly as may be of one-third of the number of directors then constituting the whole Board. The term of office of those of the first class shall expire at the annual meeting in 1977. The term of office of the second class shall expire in 1978. The term of office of the third class shall expire in 1979. At each annual election commencing in 1977, the directors elected shall be chosen for a full term of three years to succeed those whose terms then expire. Vacancies on the Board of Directors may be filled by the remaining directors and each person so elected shall be a director until his successor is elected at an annual meeting of shareholders or at a special meeting duly called therefor.

PROPOSED AMENDMENTS TO BY-LAWS

Current version of Section 1, Article II:

         GENERAL POWERS; NUMBER OF DIRECTORS; CLASSIFICATION. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, except as otherwise permitted by statute. The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) directors, who need not be shareholders of the Corporation. The Board of Directors has been divided into three classes, as nearly equal in number as may be, with the terms of office for each class staggered so that the term for only one class expires each year. When the number of directors is changed, any newly created directorships or decrease in directorships shall be apportioned among the classes so as to make all classes as nearly equal in number as possible. Such classification of any newly created directorship shall be fixed by the Board of Directors.

SECTION 1, ARTICLE II, AS AMENDED:

         GENERAL POWERS; NUMBER OF DIRECTORS; CLASSIFICATION. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors, except as otherwise permitted by statute. The Board of Directors shall consist of ten (10) directors, who need not be shareholders of the Corporation.


                                 Appendix 2 - 1

                                                                      APPENDIX 3

                                  PENTAIR, INC.
                          OMNIBUS STOCK INCENTIVE PLAN
                             AS AMENDED AND RESTATED

SECTION 1. BACKGROUND AND PURPOSE

         1.1. Background. Pentair, Inc. ("Pentair") maintains a comprehensive equity compensation incentive plan to award long-term equity incentives which tie the compensation of executives and key managerial employees to Pentair operating results. In particular, this Plan is designed to attract and retain top quality executives and key employees, encourage innovation and growth, reward executives for attainment of short-term performance objectives and long-term shareholder value, recognize outstanding performance, encourage executive stock ownership and, in general, to align management and shareholder interests. Pentair established the Plan in 1990 by combining its then separate equity compensation plans into one plan to achieve administrative consistency and greater flexibility in structuring equity compensation awards.

         1.2. Restatement of Plan. Pentair amended and restated this Plan to authorize additional shares of Stock and ICUs with which to make grants under the Plan, clarify certain administrative practices and bring the Plan into compliance with Code requirements enacted since the Plan's adoption. The amended and restated Plan was adopted on February 14, 1996, subject to shareholder approval, and applies to all equity compensation grants made after that date. This amended and restated plan extends until February 14, 2006.

         1.3. 2001 Amendments. Pentair is amending the Plan, effective February 14, 2001, to authorize additional shares of Stock with which to make grants under the Plan, implement a cap on the amount of authorized shares of Stock available for various types of Stock awards, other than Options, and clarify the authority of the Committee to amend outstanding grants.

SECTION 2. DEFINITIONS

         Unless the context requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this or any other section of the Plan:

         2.1. "Affiliate" is any corporation, business trust, division, partnership or joint venture in which Pentair owns (either directly or indirectly) fifty percent (50%) or more of the voting stock, or rights analogous to voting stock, but only for the duration of such ownership.

         2.2. "Board" is the Board of Directors of Pentair, Inc., as elected from time to time.

         2.3. "Book Value per Share" or "Book Value" is the total consolidated shareholders' equity of Pentair at the close of a Fiscal Year, less the equity attributable to preferred shares, divided by the number of shares of Stock outstanding at the end of that Fiscal Year.

         2.4. "Code" is the Internal Revenue Code of 1986, as amended.

         2.5. "Committee" is the Compensation and Personnel Committee of the Board, as appointed from time to time.

         2.6. "Disabled" or "Disability" is a physical or mental incapacity which qualifies an individual to collect a benefit under the long-term disability plan of Pentair or an Affiliate, or such other condition which the Committee may determine to be a Disability.

         2.7. "Eligible Employee" is any key managerial, administrative or professional employee of Pentair or an Affiliate, generally in salary grade 25 or higher, who is in a position to make a material contribution to the continued profitable growth and long term success of Pentair or an Affiliate.

         2.8. "Fair Market Value" is the closing price of a share of Stock on the relevant date as reported on either the NASDAQ National Market System or the New York Stock Exchange, depending on which exchange then lists Pentair stock, or as otherwise determined using procedures established by the Committee.


                                 Appendix 3 - 1

         2.9. "Fiscal Year" is the twelve (12) consecutive month period beginning January 1 and ending December 31.

         2.10. "Incentive Compensation Unit" or "ICU" is a unit representing the right to receive an amount determined by attainment of corporate performance objectives over an applicable Incentive Period.

         2.11. "Incentive Period" is a period of continuous employment fixed by the Committee at the time of grant of an ICU after which such ICU may become payable, provided all relevant performance objectives have been met.

         2.12. "Incentive Stock Option" or "ISO" is an Option which is designated as such by the Committee and intended to so qualify under Code section 422.

         2.13. "Nonqualified Stock Option" or "NQSO" is any Option which is not an ISO.

         2.14. "Option" is a right granted pursuant to the Plan to purchase Stock subject to such terms and conditions as may be specified by the Committee at the time of grant.

         2.15. "Participant" is an Eligible Employee approved by the Committee to receive a grant or award under the Plan.

         2.16. "Pentair" is Pentair, Inc., a Minnesota corporation.

         2.17. "Performance Period" is the period of time over which a Participant must meet the relevant performance criteria established by the Committee at the time of an award of Performance Shares or Performance Units.

         2.18. "Performance Share" is a share of Stock, Restricted Stock, or a Right to Restricted Stock, awarded by the Committee, subject to such performance targets or other restrictions as are established by the Committee at the time of award.

         2.19. "Performance Unit" is an amount equal to the value of an ICU determined on the date of award.

         2.20. "Plan" is the Pentair, Inc. Omnibus Stock Incentive Plan, as amended from time to time.

         2.21. "Restricted Stock" is Stock issued or transferred to a Participant by means of an award subject to such restrictions as may be imposed at the time of grant by the Committee, and which will remain subject to said restrictions until such time as the restrictions lapse.

         2.22. "Retirement" is the time a Participant who is eligible to receive retirement income benefits from the Pentair tax qualified pension plan separates from employment.

         2.23. "Right to Restricted Stock" is a right awarded to a Participant to receive Stock or Restricted Stock which will vest at some future time and which is subject to such restrictions as may be imposed at the time of grant by the Committee, and which will remain subject to such restrictions until the restrictions lapse.

         2.24. "Significant Shareholder" is an employee who owns more than ten percent (10%) of the total combined voting power of all classes of stock issued by Pentair as of the date such employee is granted an Option. For this purpose, the provisions of Code sections 422 and 424, as amended, shall apply.

         2.25. "Stock" is Pentair common stock.

SECTION 3. SHARES SUBJECT TO THE PLAN

         3.1. Shares. (a) Number of Shares. The maximum number of shares of Stock which may be issued for any type of award or grant under the Plan shall be 5,600,000, subject to adjustment as provided in Sections 3.1(b) and 3.3. Not more than twenty percent (20%) of such shares shall be available for various types of grants, other than Options, which may be made under the Plan.


                                 Appendix 3 - 2

         (b) Unused Shares. Any shares of Stock subject to an Option which is canceled, expires or otherwise terminates without having been exercised in full (unless such cancellation is due to the exercise of a related SAR), or any shares of Restricted Stock, Rights to Restricted Stock or Performance Shares which are forfeited, shall again be available for grants or awards under the Plan.

         3.2. Incentive Compensation Units. The maximum number of Incentive Compensation Units which may be awarded under the Plan is 4,000,000, subject to adjustment as provided in this Section 3.2 and in Section 3.3. If an ICU is awarded, but is forfeited or otherwise terminates without payment having been made to the Participant, then such ICU shall again be available for awards under the Plan.

         3.3. Antidilution. In the event of a change in the number or class of outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, merger, consolidation, or other similar corporate change, the number of shares of Stock as to which grants of Options or other awards under the Plan may be made, and the number of ICUs available for award under the Plan, shall be adjusted proportionately to the nearest whole share or unit. Any such action shall be within the discretion of the Committee, whose determination shall be conclusive.

         If such an adjustment is made with respect to shares then subject to an Option, the number of shares and the Option price per share shall be adjusted proportionately so the aggregate exercise price of such Option shall not change.

SECTION 4. STOCK OPTIONS

         4.1. Granting Options. Participants may be granted ISOs, SARs or NQSOs. No one Participant shall be granted, in the aggregate, Options or SARs on more than 150,000 shares in any calendar year. Solely for purposes of determining the number of Options or SARs available for grant to an individual in any calendar year, Options which are canceled or repriced shall be counted against this annual maximum to the extent required by applicable regulations.

         4.2. Option Terms and Conditions. (a) Grant of Option. Except as otherwise limited by the Plan, the Committee shall have the discretion to grant to a Participant any number or type of Options at any time, and subject to such terms and conditions as the Committee may determine.

         (b) Exercise Limit. With respect to Options designated as ISOs at the time of grant, to the extent the aggregate Fair Market Value of Stock, determined as of the date of grant, with respect to which ISOs are first exercisable during any single calendar year exceeds $100,000, or such other limit as shall be allowed under the Code, such Options shall be treated as NQSOs. In applying this limit Options shall be taken into account in the order granted.

         (c) Option Price. The Option price of an ISO or NQSO shall be not less than Fair Market Value as of the date of grant. If an ISO is granted to a Significant Shareholder, the Option price shall be not less than 110% of Fair Market Value on the date of grant.

         (d) Term of Option. Each Option shall expire at the time specified by the Committee when granting the Option. The Committee may not fix a term which is shorter than required under any applicable state or federal law, nor longer than ten (10) years from the date of grant. With respect to a Significant Shareholder, the Committee may not fix a term which is longer than five (5) years from the date of grant. An Option term may extend beyond the Plan's termination date.

         (e) Manner of Exercise. To exercise an Option, whether partially or completely, the Participant shall give written notice to Pentair in such form and manner as the Committee may prescribe. Payment for Stock to be acquired by the exercise of an Option must accompany the written notice of exercise.

         (f) Payment. (1) General. Full payment for all Stock to be acquired upon the exercise of an Option, together with an amount sufficient to satisfy applicable federal, state or local withholding taxes, shall be made at the time such Option, or any part thereof, is exercised, and no Stock certificate shall be issued until such payment has been made. Payment may be made in cash or in such other form as is acceptable to the Committee, provided that in the case of an ISO, no form of payment shall be allowed which would prevent the Option from qualifying as such within the meaning of Code section 422.


                                 Appendix 3 - 3

         (2) Payment with Options. The Participant, in lieu of or in combination with a payment in cash, may transfer to Pentair a sufficient number of outstanding Options as will pay all applicable withholding tax liability incurred on exercise of the Option. For this purpose, the Participant may use only Options having an exercise price less than Fair Market Value on the date such Options are transferred or exercised, and the value of such any Option so transferred shall be the difference between its then exercise price and Fair Market Value. Transfer of an Option for payment of taxes shall be considered exercise of the Option.

         (3) Payment with Stock. Subject to such Code requirements as are relevant to ISOs, a Participant, in lieu of or in combination with a payment in cash, may transfer to Pentair a sufficient number of shares of Stock to satisfy all or any part of the Option price and applicable withholding taxes. Such Stock may be Stock already owned by the Participant or, in the case of an NQSO, Stock to be acquired by exercise of the Option. For this purpose, the value of the Stock shall be Fair Market Value as of the date of exercise. Where payment is made in whole or in part by Stock, the Participant may not transfer fractional shares of Stock or shares of Stock with an aggregate Fair Market Value in excess of the Option price plus applicable withholding taxes.

         (4) Interim Broker Loan. The Committee may arrange through a stock brokerage or other similar agent, a loan to a Participant of some or all of the funds needed to exercise an Option. Upon application for such loan and receipt of written notice of exercise of an Option from a Participant, the broker will pay to Pentair the amount requested by the Participant to pay the Option exercise price and applicable withholding taxes. Pentair will promptly deliver to such broker a certificate representing the total number of shares of Stock to be acquired by exercise of said Option. The broker will then sell part or all of these shares and pay to the Participant the proceeds from the sale, less the loan principal and any interest charged thereon from the date the broker received the notice of exercise until the date the broker is repaid.

         (5) Other Payment Methods. The Committee may, in its discretion, authorize payment by other methods or forms within the limitations imposed by the Plan and applicable state or federal law.

         (g) No Tandem Options. No ISO granted under this Plan shall contain terms which would limit or otherwise affect a Participant's right to exercise any other Option, nor shall any NQSO contain terms which will limit or otherwise affect the Participant's right to exercise any other Option in such a manner that an Option intended to be an ISO would be deemed a tandem option.

         4.3. Stock Appreciation Rights. (a) Grant of Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights ("SARs") to Participants who have been granted ISOs. These SARs may relate to any number of shares, up to the total number of shares the Participant could acquire by exercise of the underlying ISOs. An SAR shall expire no later than the expiration date of the underlying ISO, and the amount paid shall not be more than 100% of the difference between the Option price and Fair Market Value of the Stock subject to the Option, determined on the date the SAR is exercised.

         (b) Exercise. Stock Appreciation Rights may be exercised at the same time, to the same extent and subject to the same conditions as the related ISO, and only when the Fair Market Value of the Stock subject to the ISO exceeds the Option price. The exercise of an SAR shall cancel the related ISO; the exercise of an ISO shall cancel a related SAR.

         (c) Payment of Stock Appreciation Rights. Upon exercise of an SAR, the Participant shall be paid in cash, Stock, Rights to Restricted Stock, Restricted Stock, or a combination thereof, as the Committee shall determine at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value on the date the SAR is exercised.

         4.4. Issuance of Certificates. (a) Delivery. As soon as practicable after either the exercise of an Option and the delivery of payment therefor, or the exercise of an SAR which is to be paid in Stock, Rights to Restricted Stock or Restricted Stock, Pentair shall:

         (i) if Stock is to be issued due to the exercise of an Option, record in the name of the Participant a number of certificated or uncertificated shares equal to the number of shares acquired by the Participant through exercise of the Option;

         (ii) if payment is to be made in Restricted Stock, record in the name of the Participant a number of nonnegotiable certificated or uncertificated shares equal to the number of shares of Restricted Stock acquired; and


                                 Appendix 3 - 4

         (iii) if payment is to be made in Rights to Restricted Stock, establish and maintain a separate written account for each Participant and record in such account the number of Rights to Restricted Stock so acquired.

         Consistent with applicable state or federal law, the Committee may fix a minimum or maximum period of time during which a Participant may not sell any such Stock or Restricted Stock, or obtain Restricted Stock in lieu of a Right to Restricted Stock.

         (b) Designation. Shares acquired pursuant to the exercise of an ISO shall be designated as such on the stock transfer records of Pentair, to the extent the value of such shares does not exceed the exercise limit contained in
Section 4.2(b). Shares acquired by exercise of an Option which exceed this exercise limit shall be designated on Pentair's stock transfer records as shares acquired pursuant to the exercise of an NQSO. For purposes of this exercise limit, the designation of shares as acquired pursuant to the exercise of an ISO or NQSO shall be subject to change as permitted by applicable Code provisions.

SECTION 5. RESTRICTED STOCK AND INCENTIVE COMPENSATION UNITS

         5.1. Restricted Stock Awards (a) Written Agreement. Each award of Restricted Stock or Rights to Restricted Stock shall be evidenced by a written agreement, executed by the Participant and Pentair. Such agreement shall specify the number of shares of Restricted Stock or the number of Rights to Restricted Stock awarded and any terms and conditions the Committee may require on such award.

         (b) Restriction Period. At the time of an award of Restricted Stock or Rights to Restricted Stock, the Committee shall fix a period of time ("Restriction Period") during which such restrictions as are imposed by the Committee shall remain in effect; provided that the number of shares of Stock with respect to which the Committee may make an award which fixes a Restriction Period of less than three (3) years shall not exceed five percent (5%) of the maximum number of shares available under the Plan. Such restrictions shall lapse upon expiration of the Restriction Period, or sooner if otherwise provided in the Plan.

         (c) Restrictions. In addition to such other restrictions as the Committee may impose at grant, each share of Restricted Stock or Right to Restricted Stock shall be subject to the following restrictions:

                  (i) Neither Restricted Stock nor Rights to Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of during a Restriction Period.

                  (ii) Except as otherwise herein provided, unless the Participant remains continuously employed by Pentair or an Affiliate until the conditions for the removal of such restrictions as the Committee may impose have been satisfied, Restricted Stock and Rights to Restricted Stock shall be forfeited and returned to Pentair, and all rights of a Participant to receive Restricted Stock or vest in Rights to Restricted Stock shall terminate without any payment or consideration by Pentair.

         (d) Recordkeeping. As soon as practicable after the execution of the written agreement required by Section 5.2(a), Pentair shall:

                  (i) for awards of Restricted Stock, record in the name of the Participant a number of nonnegotiable, certificated or uncertificated shares equal to the number of shares of Restricted Stock awarded; and

                  (ii) for awards of Rights to Restricted Stock, establish and maintain a separate written account for each Participant and record in such account the number of Rights to Restricted Stock awarded.

         (e) Dividends. Dividends declared with respect to shares of Restricted Stock shall be paid in cash to the Participant as and when declared, or as otherwise determined by the Committee. Where Rights to Restricted Stock are awarded, the Committee shall determine whether amounts equivalent to dividends declared on Stock subject to an award of Rights to Restricted Stock shall be paid when the dividends are declared, or as otherwise determined by the Committee. Dividends, regardless of when paid, shall be subject to all applicable withholding taxes.


                                 Appendix 3 - 5

         5.2. Incentive Compensation Units. (a) Award Agreements. Each ICU award shall be evidenced by a written agreement, executed by the Participant and Pentair, which shall specify the number of ICUs awarded and contain such other terms and conditions as the Committee may require.

         (b) ICU Account. Pentair shall establish and maintain a separate account ("ICU Account") for each Participant and record in such accounts the number of ICUs awarded to each Participant. The number of ICUs which may be realized by each Participant may be adjusted by any conditions specified by the Committee in the award agreement. The maintenance of an ICU Account is principally a bookkeeping function and does not entitle a Participant to realize on an ICU award.

         (c) Earning an ICU Award. (1) General. The ability of a Participant to realize on an ICU award shall be determined by achievement of specific corporate performance factors over the designated Incentive Period. The maximum amount of compensation per ICU payable to a Participant in any calendar year by reason of an ICU award shall not exceed twice the growth in Book Value, determined pursuant to Section 5.2(d), over the applicable Incentive Period.

         (2) Incentive Period. At the time of award, the Committee shall fix the Incentive Period during which the Participant must remain continuously employed by Pentair or an Affiliate. The Incentive Period shall generally be three (3) years, unless another expiration date is specified by the Committee or the Plan provides otherwise.

         (3) Corporate Performance Factors. The amount of compensation payable to a Participant on account of an ICU award shall be determined by application of the following factors:

                  (i) the change in Book Value per share of Stock over the designated Incentive Period;

                  (ii) the growth in earning per share of Stock over the designated Incentive Period;

                  (iii) the average return on equity of Stock over the designated Incentive Period; or

                  (iv) such other factors as the Committee shall specify at the time of grant.

         (d) Valuation of Incentive Compensation Unit. (1) Valuation at Expiration of Incentive Period. As soon as practicable after the Incentive Period expires, Pentair's audited financial statements for the preceding Fiscal Year shall be provided in final form to the Committee, which shall determine the value of each ICU. Such value shall be based on the net increase in Book Value over the Incentive Period, calculated by subtracting the beginning Book Value (determined as of the December 31 immediately preceding the date the ICUs were awarded) from the ending Book Value (determined on the December 31 immediately following the end of the Incentive Period). The resulting number shall then be subject to adjustment by a multiplier which takes into account average return on equity, compounded growth in earnings per share, or any other corporate performance factors established with respect to the award being valued.

         (2) Valuation if Incentive Period Shortened. If for any reason an Incentive Period is shortened, the Committee shall determine the value of an affected Participant's ICUs as soon as practicable after the date such Period prematurely ends, and for this purpose, the ending Book Value shall be determined as of the December 31 immediately preceding the date the Incentive Period ends, or as otherwise determined by the Committee.

         (3) Adjustments to Valuation Formula. The Committee shall retain the discretion to modify the factors or formula used to value an ICU award; provided, however, that any such change shall be defined in the written agreement executed pursuant to Section 5.2(a) at the time of grant. No such modification shall in any event cause the value of an ICU award made to any one Participant to exceed the maximum possible award as defined in Section 5.2(c)(1).

         (e) Payment of ICU Account. Payment of the value of each ICU shall be made to the Participant, or, if applicable, a designated beneficiary, as soon as practicable after valuation. Such payment may be made in cash, Stock, Rights to Restricted Stock, Restricted Stock or any combination thereof, as the Committee shall determine at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value (as adjusted for any restrictions) on the date the Incentive Period expires.


                                 Appendix 3 - 6

SECTION 6. PERFORMANCE SHARES AND PERFORMANCE UNITS

         6.1. Performance Awards. (a) Performance Agreement. Each award of Performance Shares and Performance Units shall be evidenced by a written agreement, executed by the Participant and Pentair. Such agreement shall establish all terms and conditions applicable to the payment of a Performance Share or Performance Unit as the Committee may determine, including the achievement of relevant performance objectives. These performance objectives shall include such financial measures as return on shareholders equity, growth in earnings per share, return on sales, growth in income, growth in sales and various techniques which compare actual returns with required returns based on cost of capital criteria.

         (b) Performance Accounts. At such time as a performance award is made, Pentair shall establish an account ("Performance Account") for each Participant and credit the Performance Units and Performance Shares awarded to such account. Performance Shares shall be credited in the form of Restricted Stock or Rights to Restricted Stock. The maintenance of Performance Accounts is principally a bookkeeping function, and does not entitle a Participant to payment of any awards hereunder.

         (c) Dividends. Dividends or the equivalent paid with respect to Restricted Stock shall be paid in cash to the Participant as and when declared, or as other determined by the Committee. The Committee shall determine whether dividends or the equivalent declared on Stock subject to Rights to Restricted Stock shall be paid when declared, or as otherwise determined by the Committee. Dividends, regardless of when paid, shall be subject to all applicable withholding taxes.

         6.2. Performance Period and Targets. (a) Performance Period. The Performance Period shall be established by the Committee at the time of the award. This period may differ for each award granted to any one Participant.

         (b) Performance Targets. At the time a performance award is established, the Committee shall establish such performance targets as it determines to be relevant. Successful completion of performance targets within the designated Performance Period shall be certified by the Committee, using such measures of performance during the Performance Period as are specified in the performance agreement.

         6.3. Earning a Performance Award. The Committee shall pay a performance award to a Participant based on the degree of attainment of the relevant performance targets during the Performance Period, and in accordance with the provisions of the performance agreement. The maximum amount of compensation a Participant may be granted by reason of a performance award in any one calendar year shall be $100,000, calculated by reference to Fair Market Value of the award on date of grant.

         6.4. Payment of Performance Awards. (a) Time for Payment. No performance award shall be payable until after earned in accordance with the terms and conditions of the performance agreement, unless otherwise provided in the Plan or in the sole discretion of the Committee. Any Performance Shares, Performance Units or other amounts credited to a Performance Account shall be paid to the Participant only when, and to the extent, the Committee so determines. All such determinations shall be made during the four (4) month period immediately following the end of the Performance Period as established in the performance agreement.

         (b) Form of Payment. Payment of Performance Shares or Performance Units shall be in the form of cash, Stock, Rights to Restricted Stock or Restricted Stock, or a combination thereof as determined by the Committee at the time of grant. If payment is made in Stock, Rights to Restricted Stock or Restricted Stock, the shares shall be valued at Fair Market Value (as adjusted for any restrictions) on the date the Performance Period expires.

         6.5. Bonus Plans. (a) Executive Bonus Award. On February 14, 1996, Pentair adopted the Executive Officer Performance Plan ("EOPP"), an annual bonus plan designed to compensate participating executive officers for performance as measured against the key financial measurements defined in the EOPP plan. Cash awards under the EOPP are limited to an amount equal to an EOPP participant's annual base salary, even though a total bonus award under the EOPP may exceed that amount. To the extent an annual bonus award exceeds the amount which can be paid in cash pursuant to the EOPP, the balance shall be considered an award of


                                 Appendix 3 - 7

Performance Shares payable in the form of Restricted Stock under the Plan. The performance targets applicable to such Performance Shares shall be the same as the criteria established under the EOPP for purposes of earning the award. The Performance Shares so granted shall be subject to any vesting conditions the Committee may impose as of the date the Performance Shares are issued. The maximum amount of compensation a Participant may be granted by reason of a Performance Share award under the EOPP in any one calendar year is equal to the maximum award available to such Participant under the EOPP, reduced by the amount of such award payable to the Participant in cash.

         (b) Management Incentive Plan. Pentair also maintains an annual bonus plan (the "MIP") which provides incentive compensation for management employees other than executive officers. Like the EOPP, cash awards under the MIP are limited to an amount equal to a MIP participant's annual base salary, even though a total bonus award under the MIP may exceed that amount. To the extent such an annual bonus award exceeds the amount which can be paid in cash under the MIP, the balance shall be considered an award of Performance Shares payable in the form of Restricted Stock under the Plan. The Performance Shares so granted shall be subject to any vesting conditions the Committee may impose as of the date the Performance Shares are issued. The maximum amount of compensation a Participant may be granted by reason of a Performance Share award under the MIP in any one calendar year is equal to the maximum award available to such Participant under the MIP reduced by the amount of such award payable to the Participant in cash.

SECTION 7. TERMINATION OF EMPLOYMENT

         7.1. General Rule. Except as otherwise provided herein, Options and SARs may be exercised and Restricted Stock, Rights to Restricted Stock, ICUs, Performance Share or Performance Unit awards paid to a Participant only in accordance with the terms and conditions specified by the Committee at the time of grant.

         7.2. Exceptions for Death, Disability or Retirement. (a) Death of Participant. If a Participant's employment terminates due to death, any benefits under the Plan may be transferred to the beneficiary designated by the Participant. If no beneficiary has been duly designated, said benefits shall transfer pursuant to the provisions of such Participant's will, or if there is no will, by the laws of intestate succession in the state in which the Participant is domiciled on the date of death. The individual who succeeds to the Participant's benefits under the Plan may:

         (i) exercise any outstanding Options to the same extent the Participant was entitled to exercise such Options, together with any Options the Committee may accelerate, at any time prior to the earlier of six (6) months from the date of the Participant's death, or the date the Options would otherwise expire by their terms;

         (ii) receive payment of any shares of Restricted Stock or Rights to Restricted Stock based on a deemed lapse of the restrictions, or of any ICUs based on a deemed expiration of the Incentive Period and attainment of the relevant performance goals, provided that any such payment may be either prorated or otherwise paid as determined by the Committee;

         (iii) receive payment of a Performance Share or Performance Unit award, as determined by the Committee, based on the degree to which established performance targets had been attained as of the Participant's death.

         (b) Disability of Participant. A Participant who becomes Disabled may:

         (i) exercise outstanding Options that are otherwise exercisable, together with any Options the Committee may accelerate, at any time prior to the earlier of twelve (12) months after the date of Disability or the date the Options would otherwise expire by their terms;

         (ii) be paid a prorated amount of an award of Restricted Stock or Rights to Restricted Stock or ICUs, determined by application of the payment provisions in Section 7.2(a)(ii), based on a deemed lapse of restrictions or a deemed expiration of an Incentive Period and attainment of the relevant performance goals;

         (iii) be paid a Performance Share or Performance Unit award prior to expiration of a Performance Period, as the Committee shall determine by considering the degree of attainment of established performance targets.


                                 Appendix 3 - 8

         (c) Retirement. At the time of Retirement, a Participant may:

         (i) exercise outstanding Options which are otherwise exercisable, together with any Options the Committee may accelerate, at any time prior to the earlier of thirty (30) days following Retirement, or the date the Options would otherwise expire by their terms;

         (ii) receive a prorated payment of an award of Restricted Stock, Rights to Restricted Stock or ICUs, determined by application of the payment provisions in Section 7.2(a)(ii), based on a deemed lapse of restrictions or a deemed expiration of an Incentive Period and, if applicable, attainment of relevant performance goals;

         (iii) receive a payment of Performance Shares or Performance Units as the Committee shall determine by considering the degree to which performance targets have been attained.

         (d) Other Termination of Employment. (1) Termination Not for Cause. If a Participant's employment ends for reasons other than those listed in Sections
7.2 or 7.3, outstanding Options may be exercised no later than the earlier of thirty (30) days following such termination, or the date the Options would, by their terms, expire. Any other outstanding awards under the Plan, to the extent not then earned and paid to the Participant, shall terminate unless accelerated by the Committee, subject to the provisions of Section 8.1.

         (2) Termination for Cause. If a Participant's services are terminated for cause, as determined by the Committee, all Options or other benefits granted under the Plan, to the extent not already exercised or otherwise earned or paid, shall terminate.

         7.3. Change in Control. (a) Definitions. Unless the context requires otherwise, when capitalized the terms listed below shall have the following meanings when used in this or any other section of the Plan:

                  (1) "Change in Control" is a change in control of Pentair, as that term is defined in the KEESA.

                  (2) "KEESA" is the Key Executive Employment and Severance Agreement between Pentair and key executives, as approved by the Board effective August 23, 2000.

         (b) Treatment of Options. Upon the occurrence of a Change in Control, all Options granted to a Participant who is then employed by Pentair or an Affiliate shall, to the extent not then vested or exercised, become fully vested and immediately exercisable without regard to the terms and conditions attached to such Options at the time of grant. To the extent such Options are then exercised under circumstances which would otherwise result in a grant of Reload Options to the Participant, no such Reload Options will be granted.

         (c) Treatment of Restricted Stock. Upon the occurrence of a Change in Control the restrictions then applicable to all outstanding shares of Restricted Stock awarded under the Plan shall automatically lapse. If on the Change in Control date any dividends declared with respect to such Restricted Stock have not been paid to the Participant, then all such amounts shall be paid within ten
(10) days of the Change in Control date.

         (d) Treatment of Rights to Restricted Stock. Upon the occurrence of a Change in Control, all Rights to Restricted Stock shall be fully and immediately vested and the participant shall be paid within ten (10) days the cash value of the shares of Stock which otherwise would have been issued based on the Fair Market Value of the Stock on the Change in Control date, together with any then unpaid dividends which have been declared on the Stock subject to the award of Rights to Restricted Stock.

         (e) ICUs. Outstanding ICUs shall be valued by assuming the corporate performance goals for the applicable Incentive Period have been met and shall be paid in cash within ten (10) days of the Change in Control date, as follows:

         (i) one-third of the ICUs awarded less than one (1) year prior to the Change in Control date shall be paid;

         (ii) two-thirds of the ICUs awarded one (1), but less than two (2) years prior to the Change in Control date shall be paid;

         (iii) all of the ICUs awarded two (2) or more years prior to the Change in Control date shall be paid.


                                 Appendix 3 - 9

         (f) Performance Shares. Upon the occurrence of a Change in Control the restrictions then applicable to all outstanding Performance Shares shall lapse and any dividends declared with respect to such shares which have not been paid shall be paid within ten (10) days of the Change in Control date.

         (g) Performance Units. Outstanding Performance Units shall be valued by assuming all performance targets for the applicable Performance Period have been fully met and shall be paid as cash within ten (10) days of the Change in Control date, as follows:

         (i) one-third of the Performance Units granted less than one (1) year prior to the Change in Control date shall be paid;

         (ii) two-thirds of the Performance Units granted one (1) but less than two (2) years prior to the Change in Control date shall be paid;

         (iii) all of the Performance Units granted two (2) or more years prior to the Change in Control date shall be paid.

         (h) Participants Covered under a KEESA. The provisions of this Section
7.3 shall also apply to a Participant who terminates employment before a Change in Control if the Participant has entered into a KEESA and is entitled to benefits thereunder pursuant to Section 2(b) of the KEESA.

         (i) Governing Documents. In the case of any conflict between the provisions of this Section 7.3 and any other provision of the Plan, this Section
7.3 will control. In the case of any conflict between the terms of this Plan and the terms and provisions of a Participant's KEESA, the terms of such KEESA shall control to the extent more beneficial to such Participant, and the obligations of Pentair under such KEESA shall be in addition to any of its obligations under the Plan.

SECTION 8. CHANGES TO AWARDS

         8.1. Acceleration of Benefits. The Committee shall have the discretion to accelerate the exercise date of an Option or SAR or the time at which restrictions on Stock or Rights thereto lapse, to remove any Stock restrictions or to accelerate the expiration of an Incentive Period or Performance Period due to changes in applicable tax or other laws, or such other changes of circumstances as may arise after the date of an award under the Plan, or to take any such similar action it may decide, in its absolute discretion, is in the best interests of Pentair and equitable to a Participant (or such Participant's heirs or beneficiaries). Notwithstanding the above, however, the Committee shall have no discretion to increase the amount of compensation a Participant could earn by application of the preestablished performance goals and financial measurements relevant to the award, although the Committee shall retain the discretion to decrease any such award. Any action by the Committee to accelerate a grant or award for reasons other than death, disability or change in control of Pentair shall include application of a commercially reasonable discount to the compensation payable to reflect the value of accelerated payment.

         8.2. Accounting Standards. Calculation of changes to any performance goal established for purposes of making awards under the Plan shall be without regard to changes in accounting methods used by Pentair or in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established and prior to the time compensation earned on account of achievement of the relevant performance goal is paid to the Participant.

         8.3. Amendment of Awards. The Committee shall have the discretion to amend the terms of any grant or award made under the Plan. Any such amendment may be made either prospectively or retroactively, as necessary, provided that no such amendment shall either impair the rights of an affected Participant without the consent of such Participant or amend the terms of an Option so as to reduce the Option price. Absent shareholder approval, the Committee may not cancel any outstanding Option and replace it with a new Option which has a lower Option price, if such action would have the same economic effect as reducing the Option price of such a canceled Option.


                                Appendix 3 - 10

SECTION 9. MISCELLANEOUS PROVISIONS

         9.1. Stockholder Privileges. (a) Options. Until such time as a Stock certificate is issued, a Participant, or other person entitled to exercise an Option under the Plan, shall have none of the privileges of a stockholder with respect to Stock covered by an Option granted under this Plan.

         (b) Other Awards. Upon delivery of Restricted Stock to a Participant (or to an escrow holder, if applicable) such Participant shall have all of the rights of a shareholder with respect to the Restricted Stock, subject to the restrictions imposed, including the right to receive dividends and vote the shares of Restricted Stock. Participants for whom an account is established to record an award of Rights to Restricted Stock shall not have the rights of a shareholder until such time as the Rights to Restricted Stock vest, but may, in the discretion of the Committee, receive payment of or credit for the equivalent of dividends otherwise payable with respect to the number of shares of Stock to which such Rights to Restricted Stock relate.

         In the event of forfeiture, the certificate or certificates, if any, representing such Restricted Stock shall be delivered to Pentair, accompanied by executed instruments of transfer. If the Restricted Stock is held in escrow, Pentair shall be entitled to have the certificates representing the Restricted Stock redelivered to it out of escrow.

         (c) Interest. The Committee may provide for the crediting of earnings interest with respect to Performance Units or ICUs credited to a Participant's account. Any rate of earnings credited hereunder shall be determined by the Committee.

         (d) Sale of Stock or Restricted Stock. The Committee may fix a period during which any Stock, Right to Restricted Stock or Restricted Stock acquired under the Plan may not be sold, provided that the Committee may not fix any period which is less than or which exceeds such requirements as may be imposed by applicable state or federal law.

         9.2. Amendment, Suspension, Modification and Termination of Plan. The Committee, subject to approval by the Board, may amend or modify the Plan at any time to conform to changes in applicable laws or in any other respect deemed to be in the best interests of Pentair. Pursuant to Code section 422, however, no such amendment shall, without shareholder approval (i) materially increase the number of shares of Stock as to which ISOs may be granted under the Plan, (ii) materially modify the requirements as to eligibility to receive Options under the Plan, (iii) materially increase the benefits accruing to Participants receiving ISOs under the Plan, (iv) reduce an ISO Option price below Fair Market Value on the day the Option is granted, (v) permit the award of SARs other than in tandem with an ISO, (vi) extend the period during which an Option may be granted or exercised, or (vii) extend the termination date of the provisions of the Plan which permit the granting of ISOs. No amendment or modification of the Plan shall adversely affect any Participant under the Plan, or any section thereof, without such Participant's consent.

         9.3. Administration. The Plan shall be administered by the Committee. Pursuant to this delegation, the Committee is authorized to (i) interpret and construe the Plan, (ii) adopt, amend, or rescind rules and regulations relating to the Plan, and (iii) make all other determinations necessary or advisable for the administration of the Plan, to the extent not contrary to the express provisions of the Plan. Any actions, determinations or other interpretations made by the Committee within the scope of its authority shall be final, binding and conclusive for all purposes.

         9.4. Indemnification. To the extent permitted by law, members of the Committee and the Board shall be indemnified and held harmless by Pentair with respect to any loss, cost, liability or expense that may reasonably be incurred in connection with any claim, action, suit or proceeding which arises by reason of any act or omission under the Plan, taken within the scope of the authority delegated herein.

         9.5. Expenses. The expenses of maintaining and administering this Plan shall be borne by Pentair.

         9.6. Rights of Participants. Nothing in this Plan shall interfere with or limit in any way the right of Pentair or an Affiliate to terminate any individual's employment at any time, with or without notice or cause. This Plan does not, nor is it intended to, confer upon any employee the right to continue in the employment of Pentair or an Affiliate.

         9.7. Transferability. (a) Nontransferability. Except as otherwise specified in the Plan, Options, SARs, Restricted Stock, Rights to Restricted Stock, ICUs, Performance Shares and Performance Units granted or awarded under the Plan shall not be transferrable.


                                Appendix 3 - 11

         (b) Designation of Beneficiary(ies). A Participant may designate a person or persons to receive his or her Plan benefits in the event of death. Such designation shall be on forms as prescribed by the Committee and may be modified or revoked only in writing.

         9.8. Governing Law. To the extent not preempted by applicable federal law, this Plan shall be construed and interpreted in accordance with the substantive laws of the State of Minnesota.


                                Appendix 3 - 12

                                                                      APPENDIX 4

                                  PENTAIR, INC.
                       EXECUTIVE OFFICER PERFORMANCE PLAN,
                             AS AMENDED AND RESTATED

PURPOSE

A primary objective of Pentair, Inc. ("Pentair" or the "Company") is to be a top-performing company by consistently achieving profit performance that is higher than the performance of comparable companies. The Company has also identified growth as a key strategy for the long-term success of the business. The return on our investments, whether to support internal growth and improvements or make acquisitions, is also a key determinant of our business success and the return to our shareholders. The Company expects to compensate executive officers for their performance against key financial measurements in accordance with the terms of the EOPP.

ELIGIBILITY AND PARTICIPATION

Key employees in executive positions will be considered for participation. Participation is determined by the magnitude and scope of the employee's position and is subject to Pentair Inc. Compensation Committee nomination. An employee who participates in this program is not eligible for the Pentair Management Incentive Plan.

QUALIFYING POSITIONS AND BOC PERCENTAGES

Bonus Opportunity Category ("BOC") percentages are assigned to each qualifying position by the Compensation Committee based on competitive market data. Annual awards under the EOPP are determined by multiplying the participant's base salary by his or her Bonus Opportunity Category percentage (a percentage of base salary based on position) and by the Corporate Performance Factor.

The current designated Qualifying Position and BOC percentage is:

      QUALIFYING POSITION         BOC PERCENTAGE
      -------------------         --------------
      Chairman, CEO                    100%

The BOC percentage for other positions that may qualify for future participation at the discretion of the Compensation Committee are:

      President, Chief Operating Officer        80.0%
      Executive VP's and Operating Officers     58.5%
      Other Senior Officers                     52.0%

INCENTIVE AWARDS

Incentive Awards under the EOPP are determined according to the following formula:

            INCENTIVE AWARD = BASE SALARY X BOC% X CPF

                        Base Salary = Actual base salary earned during the year

                        BOC% = Bonus Opportunity Category Percentage

                        CPF = Corporate Performance Factor

         CASH PAY-OUT LIMIT

         The cash incentive award for the fiscal year will be limited to one times the participant's annual base salary. The portion in excess of one times the participant's annual base salary will be awarded as shares of restricted stock. The restricted stock will be subject to the terms and provisions of the Omnibus Stock Incentive Plan.


                                 Appendix 4 - 1

         MAXIMUM AWARD

         No participant will receive an Incentive Award (cash plus stock) greater than $3.5 million or 200% of annual base salary.

         TIMING OF PAY-OUT

         Incentive Awards for a fiscal year shall be paid as soon as administratively possible after the annual audit is complete and the Compensation Committee has reviewed and approved the payment.

         MINIMUM OPERATING INCOME REQUIREMENT

         If Pentair's operating income (after corporate charges) is zero or less, there will be no bonus payouts.

ESTABLISHMENT OF COMPANY GOALS AND FACTORS

EOPP performance goals are a reflection of the overall financial goals for Pentair and are based on the comparative market data and the historical and expected performance of the Company. These performance goals are used in calculating the Corporate Performance Factor. The performance goals that make up the Corporate Performance Factor are Pentair Value Added ("PVA") and Free Cash Flow. The use of these two factors reinforces the importance of balancing economically profitable growth and cash generation. The achievement of these goals will add to shareholder value and move Pentair toward its top performance objectives.

Specific EOPP performance targets with respect to these goals are established by the Compensation Committee of the Board of Directors prior to or early in each fiscal year. The EOPP targets established for a fiscal year are measured against Pentair's performance for that fiscal year. The performance goals have been designed to be used over multiple fiscal years, although the specific targets will be determined annually by the Compensation Committee.

CORPORATE PERFORMANCE FACTOR

The Corporate Performance Factor is determined by multiplying factors for PVA and Free Cash Flow. PVA is calculated as a target percentage of Net Operating Profit After Taxes ("NOPAT") less a surcharge against average invested capital. Free Cash Flow is equal to net cash provided by operating activities, excluding net tax-affected interest expense, less capital expenditures. The achievement of
(a) Free Cash Flow equal to the target percentage of NOPAT and (b) PVA generated that equates to the target percentage total business return, results in a Corporate Performance Factor of 1.00. The maximum Corporate Performance Factor is 4.50 and the minimum Corporate Performance Factor is 0.10; however, there is no bonus if the Company has an operating loss. If the Company's performance results in a negative PVA, the maximum performance factor is capped at 2.00.

The following grid shows the range of performance factors for each measure that when multiplied together give the total Corporate Performance Factor.

PERFORMANCE MULTIPLIER GRID

                             Performance Factor Grid

                              Minimum          On Goal          Maximum
                              -------          -------          -------

PVA Factor                      .20             1.00              3.00

Free Cash Flow Factor           .50             1.00              1.50

CPF (PVA x Cash Flow)           .10             1.00              4.50

*Performance falling between stated factors will be interpolated.


                                 Appendix 4 - 2

The Compensation Committee may further refine the calculation of PVA and Free Cash Flow in future years to measure the targets it sets in each year. The achievement of the established targets is measured by applying generally accepted accounting principles used by the Company in preparing its financial statements.

CONSIDERATION FOR ACQUISITIONS/DIVESTITURES

In the case of acquisitions and divestitures generally, no special adjustment will be necessary because they flow into the calculations and impact the results and payouts.

In the event of a significant acquisition or divestiture, however, the Committee has discretion to use pro forma results or to exclude the effect of a transaction, if the Committee determines it is necessary to achieve consistency in measuring year-over-year results or it is otherwise advisable in the interests of fairness or to achieve the purposes of the Plan.

APPROVAL OF FINAL AWARDS

The Compensation Committee will review and approve all goals and final Incentive Awards granted under this plan. The Compensation Committee has the flexibility to reduce or eliminate the award based on its business judgment. The Compensation Committee does not have the authority or discretion to award more than the incentive award generated by the formula, subject to the stated limits.

GENERAL PROVISIONS

1. Nothing contained herein shall be construed to limit or affect in any manner or degree the normal and usual powers of management, including the right to terminate the employment of any participant or remove him/her from participating in the EOPP at any time.

2. The judgment of the Compensation Committee in administering the EOPP will be final, conclusive and binding upon all officers and employees of Pentair and its subsidiaries, whether or not selected as participants hereunder, and their heirs, executors, personal representatives and assigns.

3.       The Compensation Committee has the authority and duties to:

         a. Determine the rights and benefits under the EOPP of participants and other persons;

         b. Interpret the terms of the EOPP and apply them to different situations;

         c.       Approve, process and direct the payment of EOPP benefits, and

         d. Adopt rules, procedures and forms which are appropriate for the smooth and proper operation of the EOPP.

4. In the event of death, a participant's designated beneficiary will be entitled to the participant's Plan benefits. If a participant does not designate a beneficiary, the participant's beneficiary(ies) will be determined according to the participant's will. If there is no will, the beneficiary(ies) shall be determined by the laws of descent and distribution of the state in which the participant is a resident on the date of death.

5. A participant does not have the right to assign, transfer, encumber or dispose of any award under the Plan until it is distributed to the participant. Also, no award is liable to the claims of any creditor of the participant until it is distributed to him or her.

6. The Compensation Committee subject to approval by the Pentair, Inc. Board of Directors, has the right to terminate the Plan at any time.

7. Calculations may exclude or otherwise take into account the impact of changes in accounting methods used by Pentair or required by the Financial Accounting Standards Board if the Committee determines it is necessary to achieve consistency in measuring year-over-year results or it is otherwise advisable in the interests of fairness or to achieve the purposes of the Plan.

CHANGE IN CONTROL

For purposes of the EOPP, a "Change in Control" is a change in control of Pentair as defined in the KEESA, and the "KEESA" is the Key Executive Employment and Severance Agreement, as approved by the Pentair Board of Directors effective August 23, 2000.


                                 Appendix 4 - 3

If an EOPP participant is employed by Pentair on the date of a Change in Control, or if an EOPP participant who has entered into a KEESA terminates employment before a Change in Control but is entitled to benefits under Section 2(b) of the KEESA, then the following provisions shall apply.

1. If the Change in Control occurs prior to the end of the fiscal year to which an Incentive Award relates, the Incentive Award for such fiscal year shall be (i) determined by using the participant's annual base salary rate as in effect immediately before the Change in Control and by assuming the EOPP Goals for such fiscal year have been attained, and
         (ii) paid to the participant in cash within ten (10) days of the Change in Control.

2. If the Change in Control occurs at such time as the participant has not received payment of an Incentive Award for a prior fiscal year, then the cash portion of such Incentive Award allocated to the participant, based upon the attainment of the EOPP Goals for such fiscal year, shall be paid to the participant within ten (10) days of the Change in Control.

3. The requirement that the participant remain employed through the end of the incentive period to which the Incentive Award relates shall not apply.

4. The requirement that an Incentive Award be paid after completion of an annual audit and completion of a review and approval by the Compensation Committee shall not apply.

5. The Minimum Operating Income Requirement provision of the EOPP shall not apply to the Incentive Award described in paragraph 1 immediately preceding.

6. The Compensation Committee shall not have the discretion to reduce the amount of, or eliminate, an Incentive Award.

7.       The Maximum Award provision of the EOPP shall remain in effect.

8. If an Incentive Award for a fiscal year referenced in paragraph 2 immediately preceding exceeds one times the participant's annual base salary for such year, then immediately upon a Change in Control such excess shall be paid to the participant in restricted shares and such shares shall be subject to the terms and provisions of the Pentair Omnibus Stock Incentive Plan upon a Change in Control.

9. To the extent any provision of the EOPP may be in conflict with this Change in Control provision, the provisions of this section shall apply. In the case of any conflict between the terms and provisions of this Plan and the terms and provisions of the KEESA entered into by an EOPP participant, the terms of such KEESA shall control to the extent more beneficial to such participant, and the obligations of Pentair under such KEESA shall be in addition to any of its obligations under the EOPP.


                                 Appendix 4 - 4

                                                                PRELIMINARY COPY

                                  PENTAIR, INC.


                         PLEASE SIGN AND RETURN PROMPTLY
                         TO REDUCE SOLICITATION EXPENSES


                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 1, 2002


     ABN AMRO Trust Company (Jersey) Limited as trustee of the Pentair, Inc. International Employee Stock Purchase and Bonus Plan (Plan) hereby votes, as designated below, at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, May 1, 2002, at the Lutheran Brotherhood Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to our account in the Plan as of March 4, 2002.

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1.   ELECTION OF DIRECTORS:

     __ FOR all nominees listed below except those I have struck by a line through their names.

     __ WITHHOLD AUTHORITY to vote for all nominees listed below.

        Barbara B. Grogan  William H. Hernandez  Stuart Maitland  Augusto Meozzi

2. APPROVAL OF AMENDMENTS OF ARTICLES OF INCORPORATION AND By-Laws fixing the number of directors at ten.

     __ FOR         __ AGAINST         __ ABSTAIN

3.   APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN for Section 162(m) purposes.

     __ FOR         __ AGAINST         __ ABSTAIN

4.   APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN.

     __ FOR         __ AGAINST         __ ABSTAIN

5. PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as independent public accountants for the current fiscal year.

     __ FOR         __ AGAINST         __ ABSTAIN

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature if held jointly

                                        Dated: ___________________________, 2002
                                        THIS CARD MUST BE DATED.

                                        (Please sign exactly as your name
                                        appears to the left. When shares are
                                        held by joint tenants, both should sign.
                                        When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)

                                                           PRELIMINARY COPY P.E.

                                 [LOGO] PENTAIR





                         PLEASE SIGN AND RETURN PROMPTLY
                         TO REDUCE SOLICITATION EXPENSES





                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 1, 2002





  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

     As a participant in the Pentair, Inc. International Employee Stock Purchase and Bonus Plan (Plan), I hereby direct ABN AMRO Trust Company (Jersey) Limited as Trustee, to vote, as designated below, at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, May 1, 2002, at the Lutheran Brotherhood Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Plan as of March 4, 2002. I understand that this card must be received by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Trustee, by April 24, 2002.






                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                          ----------------------
                                                           COMPANY #
                                                           CONTROL #
                                                          ----------------------

THERE ARE TWO WAYS TO VOTE YOUR PROXY

YOUR VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY INTERNET -- http://www.eproxy.com/pnr/ -- QUICK *** EASY *** IMMEDIATE

* Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 30, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Pentair, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.


           IF YOU VOTE BY INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD



                THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1.  ELECTION OF     01 Barbara B. Grogan        03 Stuart Maitland       [ ] FOR all             [ ] WITHHOLD AUTHORITY
    DIRECTORS:      02 William H. Hernandez     04 Augusto Meozzi            nominees listed to      vote for all
                                                                             (except as marked)      nominees listed

                                                                          _____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,  |                                             |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.) |_____________________________________________|


                                            [ARROW] PLEASE FOLD HERE [ARROW]


2.  APPROVAL OF AMENDMENTS OF ARTICLES OF INCORPORATION
    AND By-Laws fixing the number of directors at ten.                    [ ] For       [ ] Against       [ ] Abstain

3.  APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN for
    Section 162(m) purposes.                                              [ ] For       [ ] Against       [ ] Abstain

4.  APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER
    PERFORMANCE PLAN.                                                     [ ] For       [ ] Against       [ ] Abstain

5.  PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as
    independent public accountants for the current fiscal year.           [ ] For       [ ] Against       [ ] Abstain


6.  To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO
DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

Address Change? Mark Box [ ] Indicate changes below:

                                                                               Date _____________________________, 2002
                                                                                       THIS CARD MUST BE DATED.

                                                                          _____________________________________________
                                                                         |                                             |
                                                                         |_____________________________________________|

                                                                         Signature(s) in Box
                                                                         (Please sign exactly as your name appears to
                                                                         the left. When shares are held by joint
                                                                         tenants, both should sign. When signing as
                                                                         executor, administrator, attorney, trustee or
                                                                         guardian, please give full title as such. If a
                                                                         corporation, please sign in full corporate name
                                                                         by president or other authorized officer. If a
                                                                         partnership, please sign in partnership name by
                                                                         an authorized person.)

                                                           PRELIMINARY COPY P.E.

                                 [LOGO] PENTAIR





                         PLEASE SIGN AND RETURN PROMPTLY
                         TO REDUCE SOLICITATION EXPENSES





                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 1, 2002





  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

     The undersigned hereby appoints Randall J. Hogan and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pentair, Inc. held of record by the undersigned on March 4, 2002 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, May 1, 2002, at the Lutheran Brotherhood Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof.

     Furthermore, if I am a participant in the Pentair, Inc. Employee Stock Ownership Plan (Pentair ESOP) or the Federal-Hoffman Employee Stock Ownership Plan (F-H ESOP), as appropriate, I hereby direct Fidelity Management Trust Company as Pentair ESOP Trustee, or Wells Fargo Bank Minnesota, N.A. as F-H ESOP Trustee, to vote at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, May 1, 2002, at the Lutheran Brotherhood Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof, all shares of Common Stock of Pentair, Inc. allocated to my account in the Pentair ESOP or F-H ESOP as of March 4, 2002. I understand that this card must be received by Wells Fargo Bank Minnesota, N.A., acting as tabulation agent for the Pentair ESOP Trustee and F-H ESOP Trustee, by April 24, 2002. If it is not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares held in my account will be voted by Fidelity Management Trust Company or Wells Fargo Bank Minnesota, N.A., as appropriate, in the same proportion that the other participants direct them to vote shares allocated to their accounts.





                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                                                          ----------------------
                                                           COMPANY #
                                                           CONTROL #
                                                          ----------------------

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

* Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. (CT) on April 30, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.
*    Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/pnr/ -- QUICK *** EASY *** IMMEDIATE

* Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 30, 2002.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Pentair, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.



      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD


                THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1.  ELECTION OF     01 Barbara B. Grogan        03 Stuart Maitland       [ ] FOR all             [ ] WITHHOLD AUTHORITY
    DIRECTORS:      02 William H. Hernandez     04 Augusto Meozzi            nominees listed to      vote for all
                                                                             (except as marked)      nominees listed

                                                                          _____________________________________________
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,  |                                             |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.) |_____________________________________________|


                                            [ARROW] PLEASE FOLD HERE [ARROW]


2.  APPROVAL OF AMENDMENTS OF ARTICLES OF INCORPORATION
    AND By-Laws fixing the number of directors at ten.                     [ ] For       [ ] Against       [ ] Abstain

3.  APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN for
    Section 162(m) purposes.                                              [ ] For       [ ] Against       [ ] Abstain

4.  APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER
    PERFORMANCE PLAN.                                                     [ ] For       [ ] Against       [ ] Abstain

5.  PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as
    independent public accountants for the current fiscal year.           [ ] For       [ ] Against       [ ] Abstain


6.  To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO
DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.

Address Change? Mark Box [ ] Indicate changes below:

                                                                               Date _____________________________, 2002
                                                                                       THIS CARD MUST BE DATED.

                                                                          _____________________________________________
                                                                         |                                             |
                                                                         |_____________________________________________|

                                                                         Signature(s) in Box
                                                                         (Please sign exactly as your name appears to
                                                                         the left. When shares are held by joint
                                                                         tenants, both should sign. When signing as
                                                                         executor, administrator, attorney, trustee or
                                                                         guardian, please give full title as such. If a
                                                                         corporation, please sign in full corporate name
                                                                         by president or other authorized officer. If a
                                                                         partnership, please sign in partnership name by
                                                                         an authorized person.)

                                                                PRELIMINARY COPY
                                  PENTAIR, INC.


                         PLEASE SIGN AND RETURN PROMPTLY
                         TO REDUCE SOLICITATION EXPENSES


                                  PENTAIR, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 1, 2002


          The undersigned hereby appoints Randall J. Hogan and David D. Harrison, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Pentair, Inc. held of record by the undersigned on March 4, 2002 at the Annual Meeting of Shareholders of Pentair, Inc. to be held at 10:00 a.m., Wednesday, May 1, 2002, at the Lutheran Brotherhood Auditorium, 625 4th Avenue South, Minneapolis, Minnesota, and any adjournment or adjournments thereof.

THE BOARD RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1.       ELECTION OF DIRECTORS:

         FOR all nominees listed below except those I have struck by a line through their names.

         WITHHOLD AUTHORITY to vote for all nominees listed below.

         Barbara B. Grogan  William H. Hernandez  Stuart Maitland Augusto Meozzi

2. APPROVAL OF AMENDMENTS OF ARTICLES OF INCORPORATION AND BYLAWS fixing the number of directors at ten.

               FOR                AGAINST                ABSTAIN
         -----              -----                  -----

3. APPROVAL OF THE OMNIBUS STOCK INCENTIVE PLAN for Section 162(m) purposes.

               FOR                AGAINST                ABSTAIN
         -----              -----                  -----

4.       APPROVAL OF AMENDMENT TO THE EXECUTIVE OFFICER PERFORMANCE PLAN.

                 FOR                AGAINST                ABSTAIN
           -----              -----                  -----

5. PROPOSAL TO RATIFY the retention of Deloitte & Touche LLP as independent public accountants for the current fiscal year.

                 FOR                AGAINST                ABSTAIN
           -----              -----                  -----

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF THIS PROXY IS RETURNED SIGNED WITH NO DIRECTION MADE, THEY WILL BE VOTED "FOR" EACH OF THE DIRECTORS AND PROPOSALS.

The undersigned hereby ratifies and confirms all that the Proxies shall lawfully do or cause to be done by virtue hereof and hereby revokes all proxies heretofore given to vote such shares.


  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PENTAIR, INC.

                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature if held jointly

                                        Dated: ___________________________, 2002
                                        THIS CARD MUST BE DATED.

                                        (Please sign exactly as your name
                                        appears to the left. When shares are
                                        held by joint tenants, both should sign.
                                        When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)